Exhibit 10.1

OFFICE LEASE

TABLE OF CONTENTS 1. BASIC DEFINITIONS AND PROVISIONS 1 a. Premises 1 b. Term 1 c. Permitted Use: 1 d. Base Rent: 1 e. Rent Payment Address 1 f. Security Deposit 1 g. Business Hours 1 h. Electrical Service 1 i. After Hours HVAC Rate 1 j. Parking 2 k. Notice Addresses 2 I. Broker. 2 2. LEASED PREMISES 2 a. Premises 2 b. Rentable Square Foot Determination 2 c. Common Areas 2 3. TERM 2 a. Commencement and Expiration Dates 2 b. Adjustments to Commencement Date 3 c. Delivery of Possession 3 d. Adjustment of Expiration Date 3 e. Right to Occupy. 3 f. Commencement Agreement 3 4. USE 3 a. Permitted Use 3 b. Prohibited Uses 3 c. Tenant shall not use the Premises: 3 d. A dditional Prohibited Uses 4 5. RENT 4 a. Payment Obligations 4 b. Base Rent 5 c. Additional Rent 5 6. SECURITY DEPOSIT 5 a. Amount of Deposit 5 b. Application of Deposit 5 c. Refund of Deposit 5 7. SERVICES BY LANDLORD 6 a. Base Services 6 b. Landlord’s Maintenance 6 c. No Abatement 6 d. Tenant’s Obligation to Report Defects 6 e. Limitation on Landlord’s Liability 7 8. TENANT'S ACCEPTANCE AND MAINTENANCE OF PREMISES. a. Acceptance of Premises 7 b. Move-In Obligations 7 c. Tenant's Maintenance 7 d. Alterations to Premises 7 e. Restoration of Premises 9 f. Landlord’s Performance of Tenant’s Obligations 9 g. Construction Liens 9 h. Tenant's Equipment 10 9. PROPERTY OF TENANT 10 a. Property Taxes 10 b. Removal. 10 10. SIGNS 11

11. ACCESS TO PREMISES 11 a. Tenant’s Access 11 b. Landlord’s Access 11 c. Emergency Access 11 12. TENANT’S COMPLIANCE 11 a. Laws 11 b. Rules and Regulations 11 13. ADA COMPLIANCE 11 a. Tenant’s Compliance 11 b. Landlord's Compliance 11 c. ADA Notices 12 14. INSURANCE REQUIREMENTS 12 a. Tenant's Liability Insurance 12 b. Tenant’s Property Insurance 12 c. Certificates of Insurance 12 d. Insurance Policy Requirements 12 e. Landlord's Property Insurance 13 f. Mutual Waiver of Subrogation 13 15. INDEMNITY 13 a. Indemnity 13 b. Defense Obligation 13 16. QUIET ENJOYMENT 13 17 SUBORDINATION; ATTORNMENT; NON-DISTURBANCE; AND ESTOPPEL CERTIFICATE 13 a. Subordination and Attornment 13 b. Non-Disturbance 14 c. Estoppel Certificates 14 18 ASSIGNMENT - SUBLEASE 14 a. Landlord Consent 14 b. Definition of Assignment 14 c. Permitted Assignments/Subleases 15 d. Notice to Landlord 15 e. Prohibited Assignments/Subleases 15 f. Limitation 15 g. Tenant Not Released 15 h. Excess Rents 15 i. Request for Consent 15 j. Unauthorized Assignment or Sublease 16 19 DAMAGES TO PREMISES 16 a. Landlord’s Restoration Obligations 16 b. Termination of Lease by Landlord 16 c. Termination of Lease by Tenant 16 d. Tenant’s Restoration Obligations 16 e. Rent Abatement 17 f. Waiver of Claims 17 20. EMINENT DOMAIN 17 a. Effect on Lease 17 b. Right to Condemnation Award 17 21 ENVIRONMENTAL COMPLIANCE 17 a. Environmental Laws 17 b. Tenant's Responsibility 17 c. Tenant's Liability 17 d. Limitation on Tenant’s Liability 18 e. Inspections by Landlord 18 f. Property 18 g. Tenant's Liability After Termination of Lease 18 22. DEFAULT 18

a. Tenant's Default 18 b. Landlord’s Remedies 18 c. Landlord's Expenses; Attorneys Fees 20 d. Remedies Cumulative 20 e. No Accord and Satisfaction 20 f. No Reinstatement 20 g. Summary Ejectment 20 23. MULTIPLE DEFAULTS 20 a. Loss of Option Rights 20 b. Increased Security Deposit 20 c. Effect on Notice Rights and Cure Periods 21 24 BANKRUPTCY 21 a. Trustee’s Rights 21 b. Adequate Assurance 21 c. Assumption of Lease Obligations 21 25. NOTICES 21 a. Addresses 21 b. Form; Delivery; Receipt 21 c. Address Changes 21 d. Notice by Legal Counsel 21 26. HOLDING OVER 22 27. RIGHT TO RELOCATE 22 28 BROKER'S COMMISSIONS 22 a. Broker. 22 b. Landlord’s Obligation 22 c. Indemnity 22 29 MISCELLANEOUS 22 a. No Agency 22 b. Force Majeure 22 c. Building Standard Improvements 22 d. Limitation on Damages 22 e. Landlord's Liability. 22 f. Interest 22 g. Legal Costs 23 h. Sale of Premises or Building 23 i. Time of the Essence 23 j. Transfer of Security Deposit 23 k. Tender of Premises 23 I. Tenant’s Financial Statements 23 m. Recordation 23 n. Partial In validity 23 o. Binding Effect 23 p. Entire Agreement 23 q. Good Standing 23 r. Terminology 23 s. Headings 23 t. Choice of Law 23 u. Effective Date 23 30. ANTI-TERRORISM 24 31 MOISTURE INTRUSION 24 32 ADDENDA AND EXHIBITS 25 a. Lease Addendum Number One - “Work Letter” 25 b. Lease Addendum Number Two - “Additional Rent - Operating Expense Pass Throughs” 25 c. Lease Addendum Number Three - “Option to Renew Lease Term” 25 d. Lease Addendum Number Four - “Expansion Rights” 25 e. Exhibit A - Premises 25 f. Exhibit B - Rules and Regulations 25 g. Exhibit C - Commencement Agreement 25

iv

OFFICE LEASE

THIS LEASE ("Lease"), made this 28th day of November, 2011, by and between JAMES CAMPBELL COMPANY LLC ("Landlord") and TRANZYME, INC., ("Tenant"), provides as follows:

1. **BASIC DEFINITIONS AND PROVISIONS**. The following basic definitions and provisions apply to this Lease:

a. *Premises.*

Rentable Square Feet	8,126
Suite	Portion of Suite 300 as depicted on Exhibit A
Building	Central Park West
Street Address	5001 South Miami Boulevard, Durham NC 27703

b. *Term.*

Number of Months	38
Commencement Date	December 1, 2011
Premises Access Date	Seven (7) days prior to Commencement Date
Expiration Date	January 31, 2015

c. *Permitted Use:* general office

d. *Base Rent:*

MONTHS	Annual Base Rent Rate Per Rentable Square)	Monthly Base Rent
01-02	$0	$0
03-12	$19.00	$12,866.17
13-24	$19.48	$13,191.21
25-36	$19.97	$13,523.02
37-38	$20.47	$13,861.60

e. *Rent Payment Address.* James Campbell Company c/o Grubb & Ellis|Thomas Linderman Graham, 1511 Sunday Drive, Suite 200, Raleigh, NC

f. *Security Deposit.* $25,742.00

g. *Business Hours.* 7:00 A.M. to 6:00 P.M. Monday through Friday and 8:00 A.M. to 1:00 P.M. Saturday (excluding National and State Holidays).

h. *Electrical Service.* No more than 5 watts per usable square foot

i. *After Hours HVAC Rate.* Currently $35.00 per hour, per zone, with a minimum of

1

j. Parking. two (2) hours per occurrence. 4.8 spaces per 1,000 rentable square feet. k. Notice Addresses. LANDLORD: James Campbell Company 425 California Street, Suite 1000 San Francisco, California 94104 Attn: Executive Vice President, Real Estate Investment Management with a copy to: James Campbell Company do Grubb & Ellis|Thomas Linderman Graham 1511 Sunday Drive Suite 200 Raleigh, NC TENANT: After Commencement Date: 5001 South Miami Boulevard Durham NC 27703 Attn: Richard Eisenstadt Prior to Commencement Date: 4819 Emperor Blvd, Suite 400 Durham, NC 27703 Attn: Richard Eisenstadt I. Broker. Grubb & Ellis|Thomas Linderman Graham representing Landlord UGL Services representing Tenant 2. LEASED PREMISES a. Premises. Landlord leases to Tenant and Tenant leases from Landlord the Premises identified in Section 1a and as more particularly shown on Exhibit A, attached hereto. b. Rentable Square Foot Determination. The parties acknowledge that all square foot measurements are approximate and agree that the square footage figures in Section 1a shall be conclusive for all purposes with respect to this Lease irrespective of the actual size of the Premises. Landlord hereby represents and warrants that the square foot measurements have been approximated in good faith. c. Common Areas. Tenant shall have non-exclusive use of the common areas of the Building that are intended by Landlord to be available for use by Building occupants. The common areas generally include space that is not included in portions of the building set aside for leasing to tenants or reserved for Landlord’s exclusive use, including entrances, hallways, lobbies, elevators, restrooms, walkways, parking lots, driveways, landscaped areas, sidewalks and plazas (“Common Areas"). Landlord has the exclusive right to (i) designate the Common Areas, (ii) change the designation of any Common Area and otherwise modify the Common Areas, and (iii) permit special use of the Common Areas, including temporary exclusive use for special occasions, provided that the foregoing do not unreasonably interfere with the Tenant’s ability to conduct business. Tenant shall not interfere with the rights of others to use the Common Areas. All use of the Common Areas shall be subject to any rules and regulations promulgated by Landlord. 3. TERM a. Commencement and Expiration Dates. The Lease Term commences on the Commencement Date and expires on the Expiration Date, as set forth in Section 1b. Prior to the Commencement Date, Landlord shall steam clean the carpet throughout the Premises, touch up all paint and replace any broken ceiling tiles. 2

b. Adjustments to Commencement Date. The Commencement Date shall be adjusted as follows: i. If Tenant requests possession of the Premises prior to the Commencement Date for the purposes of conducting business, and Landlord consents, the Commencement Date shall be the date of possession. All rent and other obligations under this Lease shall begin on the date of possession, but the Expiration Date shall remain the same. The parties hereby acknowledge and agree that Tenant may access the premises seven days prior to the Commencement Date on the Premises Access Date for the purposes of setting up operations, including cabling the Premises and the Commencement Date will not be adjusted. ii. If Landlord, for any reason, cannot deliver possession of the Premises to Tenant on the Commencement Date, then the Commencement Date, Expiration Date, and all other dates that may be affected by their change, shall be revised to conform to the date of Landlord's delivery of possession of the Premises to Tenant. For clarity, all rent and other obligations under this Lease shall begin on the earlier of (i) the Commencement Date and (ii) the date Tenant takes possession of the Premises for the purpose of conducting business. Any such delay shall not relieve Tenant of its obligations under this Lease, and neither Landlord nor Landlord's agents shall be liable to Tenant for any loss or damage resulting from the delay in delivery of possession. c. Delivery of Possession. Unless otherwise specified in the Workletter attached as Lease Addendum Number One, “delivery of possession" of the Premises shall mean the earlier of: (i) the date Landlord has the Premises ready for occupancy by Tenant as evidenced by a permanent or temporary Certificate of Occupancy issued by proper governmental authority, but not earlier than December 1, 2011, (ii) the date Landlord could have had the Premises ready had there been no Tenant-Caused Delays, but not earlier than December 1, 2011, or (iii) the date the Tenant takes full or partial possession of the Premises for the purposes of conducting business. d. Adjustment of Expiration Date. If the Expiration Date does not occur on the last day of a calendar month, then Landlord, at its option, may extend the Term by the number of days necessary to cause the Expiration Date to occur on the last day of the last calendar month of the Term. Tenant shall pay Base Rent and Additional Rent for such additional days at the same rate payable for the portion of the last calendar month immediately preceding such extension. e. Right to Occupy. Tenant shall not occupy the Premises until Tenant has complied with all of the following requirements to the extent applicable under the terms of this Lease: (i) delivery of all certificates of insurance, (ii) payment of Security Deposit, (iii) execution and delivery of any required Guaranty of Lease, and (iv) if Tenant is an entity, receipt of a good standing certificate from the State where it was organized and a certificate of authority to do business in the State in which the Premises are located (if different). Tenant’s failure to comply with these (or any other conditions precedent to occupancy under the terms of this Lease) shall not delay the Commencement Date. f. Commencement Agreement. The Commencement Date, Term, and Expiration Date may be set forth in a Commencement Agreement similar to Exhibit C, attached hereto, to be prepared by Landlord and executed by the parties. 4. USE a. Permitted Use. The Premises may be used only for general office purposes in connection with Tenant’s Permitted Use as defined in Section 1c and in accordance with the use permitted under applicable zoning regulations. Tenant shall keep all doors leading from the Premises to the rest of the Building closed when not in use. b. Prohibited Uses. Tenant shall not use the Premises: i. In violation of the following restrictive covenants which apply to the Premises: Declaration of Covenants, Conditions, Restrictions and Easements recorded in Book 2359 at Page 170, and First Amendment to said Declaration recorded in Book 2619 at Page 183, both with the Registrar of Deeds for Durham County, NC; 3

ii. In any manner that constitutes a nuisance or trespass, or for any unlawful purpose; iii. In any manner which increases any insurance premiums, or makes such insurance unavailable to Landlord on the Building; provided that, in the event of an increase in Landlord's insurance premiums which results from Tenant's use of the Premises, Landlord shall provide Tenant with written notice of such increase and 20 days to correct the action which caused such increase. If Tenant fails to cure such action, Landlord may elect to permit the use and charge Tenant for the increase in premiums, and Tenant’s failure to pay Landlord, on demand, the amount of such increase shall be an event of default; iv. In any manner that creates unusual demands for electricity, heating or air conditioning as reasonably determined by Landlord; v. For any purpose except the Permitted Use, unless consented to by Landlord in writing; vi. For any purpose which will materially obstruct or interfere with the ability of other tenants of the Building to conduct business, or injure or annoy them, or for any improper, immoral, or objectionable purpose. c. Prohibited Equipment in Premises. Tenant shall not install any equipment in the Premises that places unusual demands on the electrical, heating or air conditioning systems (“High Demand Equipment") without Landlord’s prior written consent, which consent will not be unreasonably withheld, conditioned or delayed. Any determination regarding whether equipment should be classified as High Demand Equipment shall be consistent with standards regarding such equipment in comparable Class A office buildings owned by Landlord in the Raleigh-Durham market. No such consent will be given if Landlord determines, in its reasonable opinion, that such equipment may not be safely used in the Premises or that electrical service is not adequate to support the equipment. Landlord’s consent may be conditioned, without limitation, upon separate metering of the High Demand Equipment and Tenant’s payment of all engineering, equipment, installation, maintenance, removal and restoration costs and utility charges associated with the High Demand Equipment and the separate meter. If High Demand Equipment used in the Premises by Tenant affect the temperature otherwise maintained by the heating and air conditioning system, Landlord shall have the right to install supplemental air conditioning units in the Premises with the cost of engineering, installation, operation and maintenance of the units to be paid by Tenant. All costs and expenses relating to High Demand Equipment and Landlord's administrative costs (such as reading meters and calculating invoices, not to exceed 4% of such costs and expenses) shall be Additional Rent, payable by Tenant upon demand. d. Additional Prohibited Uses. In addition to and not in limitation of the other restrictions on use of the Premises set forth in this Section, Tenant hereby agrees that the following uses of the Premises shall not be considered to be "office use" and shall not be permitted: (1) any use of the Premises by an organization or person enjoying sovereign or diplomatic immunity; (2) any use of the Premises by or for any medical, mental health or dental practice; (3) any use of the Premises by or for an employment agency or bureau; (4) any use of the Premises for classroom purposes (other than internal training purposes); (5) any use of the Premises by or for any user which distributes governmental or other payments, benefits or information to persons that personally appear at the Premises; (6) any other use of the Premises or any portion of the Property by any user that will attract a volume, frequency or type of visitor or employee to the Premises or any portion of the Property or the Building which is not consistent with the standards of a high quality, first-class, office building in Durham North Carolina or that will in any way impose an excessive demand or use on the facilities or services of the Premises or the Building. 5. RENT a. Payment Obligations. Tenant shall pay Base Rent and Additional Rent (collectively, “Rent”) on or before the first day of each calendar month during the Term, as follows: i. Rent payments shall be sent to the Rent Payment Address set forth in Section 1e. ii. Rent shall be paid without previous demand or notice and without set off or deduction. Tenant's obligation to pay Rent under this Lease is completely separate and independent from any of Landlord's obligations under this Lease. 4

iii. If the Term commences on a day other than the first day of a calendar month, then Rent for such month shall be (i) prorated for the period between the Commencement Date and the last day of the month in which the Commencement Date falls, and (ii) due and payable on the Commencement Date. iv. For each Rent payment Landlord receives after the fifth (5th) day of the month, Landlord shall be entitled to all default remedies provided under the terms of this Lease, and a late charge in the amount of five percent (5%) of all Rent due for such month; provided, however, that no more than once in any twelve (12)- month period, Landlord agrees to waive its right to collect such late charge on such payment of Rent if such payment is made no later than the fifth (5th) day after Landlord delivers to Tenant written notice of such late payment. v. If Landlord presents Tenant's check to any bank and Tenant has insufficient funds to pay for such check, then Landlord shall be entitled to all default remedies provided under the terms of this Lease and the maximum lawful bad check fee or five percent (5%) of the amount of such check, whichever amount is less. b. Base Rent. Tenant shall pay Base Rent as set forth in Section 1d. c. Additional Rent. In addition to Base Rent, Tenant shall pay as part of Rent all sums and charges due and payable by Tenant under this Lease (“Additional Rent”), including, but not limited to, the following: i. Tenant's Expense Increase Share as set forth in Lease Addendum Number Two, which shall not include any construction management fees with respect to work performed by Landlord for any particular tenant of the Building (however, construction management fees may be included in Tenant’s Expense Increase Share for work of the type performed by Landlord pursuant to its obligations contained in this Lease, e.g., casualty repairs, etc. at a maximum rate of: 5% of project costs up to $100,000.00 and 3% of project costs over $100,000.00. ii. Any sales or use tax imposed on rents collected by Landlord or any tax on rents in lieu of ad valorem taxes on the Building, even though laws imposing such taxes attempt to require Landlord to pay the same; provided, however, if any such sales or use tax are imposed on Landlord and Landlord is prohibited by applicable law from collecting the amount of such tax from Tenant as Additional Rent, then Landlord, upon sixty (60) days prior notice to Tenant, may terminate this Lease. Landlord has advised Tenant that currently there is no such sales or use tax, and in any event the parties intend that Tenant is not responsible for Landlord’s income tax. 6. SECURITY DEPOSIT. a. Amount of Deposit. Tenant shall deposit with Landlord a Security Deposit in the amount set forth in Section 1f, which sum Landlord shall retain as security for the performance by Tenant of each of its obligations hereunder. The Security Deposit shall not be maintained in a separate account and shall not bear interest. b. Application of Deposit. If Tenant at any time fails to perform any of its obligations under this Lease, including its Rent or other payment obligations, its restoration obligations, or its insurance and indemnity obligations, then Landlord may, at its option, apply the Security Deposit (or any portion) to cure Tenant's default or to pay for damages caused by Tenant’s default. If the Lease has been terminated, then Landlord may apply the Security Deposit (or any portion) against the damages incurred as a consequence of Tenant’s breach. The application of the Security Deposit shall not limit Landlord's remedies for default under the terms of this Lease. If Landlord depletes the Security Deposit, in whole or in part, prior to the Expiration Date or any termination of this Lease, then Tenant shall restore the amount so used by Landlord within five (5) business days following written request from the Landlord. c. Refund of Deposit. Unless Landlord uses the Security Deposit to cure a default of Tenant, to pay damages for Tenant’s breach of the Lease, or to restore the Premises to the condition to which Tenant is required to leave the Premises upon the expiration or any termination of the Lease, reasonable wear and tear and loss by casualty or condemnation excepted, then Landlord shall, within thirty (30) days after the Expiration Date or any termination of this Lease, refund to Tenant any funds remaining in the Security Deposit. Tenant may not 5 credit the Security Deposit against any month's Rent. Landlord’s obligation to return the Security Deposit shall survive termination of the Lease. 7. SERVICES BY LANDLORD a. Base Services. Provided that Tenant is not then in default beyond any applicable cure period, Landlord shall cause to be furnished to the Building, or as applicable, the Premises, in common with other tenants the following services: i. Water (if available from city mains) for drinking, lavatory and toilet purposes. ii. Electricity (if available from the utility supplier) for the building standard fluorescent lighting and for the operation of general office machines, such as electric typewriters, computers, servers and market computing equipment, dictating equipment, adding machines and calculators, and general service office copy machines iii. Operatorless elevator service. iv. Building standard fluorescent lighting composed of 2' x 4' fixtures; Tenant shall service, replace and maintain at its own expense any incandescent fixtures, table lamps, or lighting other than the building standard fluorescent light, and any dimmers or lighting controls other than controls for the building standard fluorescent lighting. v. Heating and air conditioning for the reasonably comfortable use and occupancy of the Premises during Business Hours as set forth in Section 1 h; provided that, heating and cooling conforming to any governmental regulation prescribing limitations thereon shall be deemed to comply with this service. vi. After Business Hours, weekend and holiday heating and air conditioning at the After Hours HVAC rate set forth in Section 1 i, with such charges subject to commercially reasonable annual increases as determined by Landlord. vii. Janitorial services five (5) days a week (excluding National and State holidays) after Business Hours. viii. A reasonable pro-rata share of the unreserved parking spaces of the Building, not to exceed the Parking specified in Section 1 j, for use by Tenant's employees and visitors in common with the other tenants and their employees and visitors. ix. Snow and ice removal. x. Landscaping services. xi. Maintenance of the common areas. xii. Removal of trash from the Building. b. Landlord’s Maintenance. Landlord shall make all repairs and replacements to the Building (including Building fixtures and equipment), Common Areas and Building Standard Improvements in the Premises, except for repairs and replacements that Tenant must make under Section 8. Landlord’s maintenance shall include the roof, roof membrane, foundation, exterior walls, interior structural walls, all structural components, and all Building systems, such as mechanical, electrical, HVAC, and plumbing. Repairs or replacements shall be made within a reasonable time (depending on the nature of the repair or replacement needed) after receiving notice from Tenant or Landlord having actual knowledge of the need for a repair or replacement. c. No Abatement. There shall be no abatement or reduction of Rent by reason of any of the foregoing services not being continuously provided to Tenant. Landlord shall have the right to shut down the Building systems (including electricity and HVAC systems) for required maintenance and safety inspections, and in cases of emergency. Notwithstanding the foregoing, in the event of any interruption of service required to be provided by Landlord that renders the Premises untenantable for a minimum of five (5) consecutive business days and results solely from Landlord's negligence or willful misconduct, Rent shall abate equitably based on the diminution in use of the Premises resulting from such interruption for every business day in which such interruption continues beyond said five (5) consecutive business day period. d. Tenant’s Obligation to Report Defects. Except in the case of latent defects or defects 6 about which Landlord knows or should have known prior to the Commencement Date, Tenant shall report to Landlord immediately any defective condition in or about the Premises known to Tenant and if such defect is not so reported and such failure to promptly report results in other damage, Tenant shall be liable for same. e. Limitation on Landlord's Liability. Except as set forth in Section 7(c), Landlord shall not be liable to Tenant for any damage caused to Tenant and its property due to the Building or any part or appurtenance thereof being improperly constructed or being or becoming out of repair, or arising from the leaking of gas, water, sewer or steam pipes, or from problems with electrical service. It is understood and agreed that Landlord shall not be liable for failure to furnish, or for delay or suspension in furnishing or providing, any of the utilities or services required to be furnished or provided by Landlord caused by breakdown, maintenance, repairs, strikes, scarcity of labor and/or materials, acts of God or from any other cause or reason whatsoever. If the Building equipment should cease to function properly, Landlord shall use due diligence to repair the same promptly. 8. TENANT’S ACCEPTANCE AND MAINTENANCE OF PREMISES a. Acceptance of Premises. Subject to the terms of the attached Workletter, if any, Tenant’s occupancy of the Premises is Tenant's representation to Landlord that (i) Tenant has examined and inspected the Premises, (ii) finds the Premises to be as represented by Landlord and satisfactory for Tenant's intended use, and (iii) constitutes Tenant's acceptance of the Premises "as is". Landlord makes no representation or warranty as to the condition of the Premises except as may be specifically set forth in the Workletter or elsewhere within this Lease. Tenant acknowledges that Landlord has no obligation to improve or renovate the Premises or contribute to the cost thereof except as expressly set forth in the Work Letter. Notwithstanding the foregoing, Landlord shall be responsible for the following: (i) causing the Common Areas to be in compliance with all laws, including, but not limited to, Building Codes, Fire Codes and the Americans with Disabilities Act; and (ii) causing as of the Commencement Date all electrical systems, including HVAC systems to be in good repair and condition. b. Move-ln Obligations. Tenant shall schedule its move-in with the Landlord’s Property Manager. Unless otherwise approved by Landlord’s Property Manager, and such approval shall not be unreasonably withheld, conditioned, or delayed, move-in shall not take place during Business Hours. During Tenant's move-in, a representative of Tenant must be on-site with Tenant's moving company to insure proper treatment of the Building and the Premises. Elevators, entrances, hallways and other Common Areas must remain in use for the general public during business hours. Any specialized use of elevators or other Common Areas must be coordinated with Landlord's Property Manager. Tenant must properly dispose of all packing material and refuse in accordance with the Rules and Regulations. Any damage or destruction to the Building or the Premises due to moving will be the sole responsibility of Tenant. c. Tenant's Maintenance. Tenant shall: (i) keep the Premises and fixtures in good order; (ii) make repairs and replacements to the Premises or Building needed because of Tenant's misuse or negligence; (iii) repair and replace Non-Standard Improvements, including any special equipment or decorative treatments, installed by or at Tenant’s request that serve the Premises (unless the Lease is ended because of casualty loss or condemnation); and (iv) not commit waste. d. Alterations to Premises. i. Tenant shall not make or permit anyone to make any alterations, additions, substitutions, installations, changes or improvements, structural or otherwise, in or to the Premises (including without limitation, any Tenant Work) or the rest of the Property ("Alterations") without the prior written consent of Landlord, such consent shall not be unreasonably withheld, conditioned, or delayed, except that the consent of Landlord shall not be required for any Alteration to the Premises which is purely cosmetic or decorative and is not visible from the exterior of the Premises. As a condition to granting its consent, Landlord may require Tenant to pay Landlord a reasonable fee to reimburse Landlord for overhead and administrative costs and expenses incurred in connection with the supervision by Landlord of Tenant's Alterations. Landlord’s administrative/supervision costs shall be as follows: 5% of the cost of Tenant’s alterations up to $100,000.00 and 3% of the cost of Tenant’s alterations over $100,000.00. All Alterations permitted by Landlord must conform to all rules, regulations and requirements of any governmental or public authority having jurisdiction over the Premises and/or the Property, must conform harmoniously with the Building's design and interior decoration and must not require any changes to or modifications of any 7 of the Building's structural components or mechanical, electrical, HVAC (hereinafter defined), plumbing or other systems. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics' liens upon the Land and Building for all work, labor and services to be performed, and materials to be furnished, by Tenant's contractors and suppliers in connection with such work. Upon verbal request, Tenant will allow Landlord or its designated agent to inspect the work from time to time during the period of construction of all Alterations. Landlord may stop work on any Alterations if Landlord or its designated agent reasonably determines that the work is not being done (i) in a good and workmanlike manner, (ii) in compliance with all applicable laws, regulations and other requirements of governmental authorities, (iii) materially according to the plans and specifications provided to and approved by Landlord, (iv) using new materials and installations, at least equal in quality to the original Building materials and installations, free from any defects or deficiencies, and (v) in a way that reasonably avoids interfering with, or disturbing the quiet enjoyment of the other tenants. In such event, Tenant will promptly correct the problem(s) which gave rise to the work stoppage. If Tenant fails to correct such problem(s) within a time period Landlord determines to be reasonable, but in no case less than five (5) business days, then Landlord may, at its sole option, correct the problem(s), complete the Alterations, and Tenant will be liable for the costs of such action as Additional Rent. Upon completion of any Alterations, Tenant will deliver to Landlord complete as-built mylar drawings or CAD drawings of the Alterations. In addition, Tenant will furnish “as built” plans and specifications for all Alterations within a reasonable period of time after completion of the Alterations, and pay to Landlord or its designated agent a reasonable fee for updating the master reproducible Building blueprint to show the Alterations. It is understood and agreed by Landlord and Tenant that any Alterations shall be conducted on behalf of Tenant and not on behalf of Landlord. Tenant shall and does hereby indemnify, hold harmless and defend Landlord from and against any and all loss, damage, cost or expense (including, without limitation, attorneys' fees and all court costs) incurred by Landlord which may or might arise by reason of the making of or removal of any Alterations. If any Alteration is made without the prior written consent of Landlord, Landlord may correct or remove the same, and Tenant shall be liable for any and all loss, damage, cost or expense (including, without limitation, attorneys’ fees and all court costs) incurred by Landlord in the performance of this work. All Alterations (including flooring, wall-to-wall carpet and wall covering) shall, at Landlord’s election, immediately become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the end of the Term; provided, however, that if Tenant is not in default in the performance of any of its obligations under this Lease beyond any applicable cure period, Tenant shall have the right to remove, prior to the expiration or termination of the Term, all movable furniture, furnishings or equipment not affixed to or in the Premises at the expense of Tenant. Except with regard to any Alteration approved pursuant to Section 8(d)(i) of which at the time of approval Landlord notified Tenant that the same would not be required to be removed, if and to the extent Landlord does not elect that any of the Alterations (including without limitation, any vaults, safes, file systems, raised floors or interior staircases between floors) remain upon and be surrendered with the Premises at the expiration or termination of the Term, Tenant shall, at its sole cost and expense, remove the same, restore the affected area to the condition existing prior to the construction or installation of any such Alteration and repair any damage caused by such removal, and if Tenant fails to remove any such Alteration, to restore and repair the affected area or repair any damage caused by any such removal as provided above, Landlord may undertake such removal, restoration and repair at Tenant's expense and Tenant shall reimburse Landlord for the cost thereof, together with any and all damages (including, without limitation, attorneys' fees and all court costs) which Landlord may sustain by reason of such default by Tenant. If Landlord consents to Alterations by Tenant, Landlord shall have the right to approve the plans and specifications for any Alterations and the contractors and subcontractors which Tenant proposes to use in connection with the Alterations, such approval not to be unreasonably withheld, conditioned or delayed. Tenant, or its contractors and subcontractors, as Landlord may direct, shall provide such insurance, bonding and/or indemnifications of Landlord as Landlord may reasonably require and shall comply with any and all rules and regulations applicable to Alterations as may be promulgated by Landlord from time to time. Prior to undertaking any Alterations, Tenant shall furnish to Landlord duplicate original policies or certificates thereof of worker's compensation insurance (covering all persons to be employed by Tenant and Tenant's contractors and subcontractors in connection with such Alterations), builder's all-risk insurance, and comprehensive commercial general liability insurance (including property damage coverage) in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, its management agent and any mortgagee as additional insureds. v. All work described in this Section shall be performed only by contractors and subcontractors approved in writing by Landlord, such approval shall not be unreasonably withheld, conditioned, or delayed by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage against such risks, in such amounts, and with such companies as Landlord may reasonably require, but in no event less than: (i) Commercial General Liability insurance on an occurrence basis in amounts not less than $2,000,000 ($1,000,000 of which may be in excess umbrella coverage) naming Landlord and Landlord’s property management company as additional insureds; (ii) workers’ compensation insurance in amounts required by statute; and (iii) Business Automobile Liability insurance on an occurrence basis in amounts not less than $1,000,000. Tenant shall provide Landlord with insurance certificates for such contractors and subcontractors prior to commencement of any work. Tenant shall provide Landlord with the identities, mailing addresses and telephone numbers of all persons performing work or supplying materials prior to beginning such construction and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable Laws. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building's Structure and the Building's Systems). All such work which may affect the Building’s Structure or the Building's Systems, at Landlord’s election, must be performed by Landlord’s usual contractor for such work or a contractor approved by Landlord. All work affecting the roof of the Building must be performed by Landlord’s roofing contractor or a contractor approved by Landlord and no such work will be permitted if it would void or reduce the warranty on the roof. e. Restoration of Premises. At the expiration or earlier termination of this Lease, Tenant shall (i) deliver each and every part of the Premises in good repair and condition, ordinary wear and tear and damage by insured casualty excepted, and (ii) restore the Premises at Tenant's sole expense to the same condition as existed at the Commencement Date (excepting approved Alterations to the extent not required to be removed in accordance with this Lease), ordinary wear and tear and damage by insured casualty excepted. If Tenant has required or installed Non-Standard Improvements, such improvements shall be removed as part of Tenant's restoration obligation. Landlord, however, may elect to require Tenant to leave any Non- Standard Improvements in the Premises unless at the time of such Non-Standard Improvements were installed, Landlord agreed in writing that Tenant could remove such improvements. Tenant shall repair any damage caused by the removal of any Non-Standard Improvements. “Non-Standard Improvements” means such items as (i) High Demand Equipment and separate meters, (ii) all wiring and cabling from the point of origin to the termination point, (iii) raised floors for computer or communications systems, (iv) telephone equipment, security systems, and UPS systems, (iv) equipment racks, (v) alterations installed by or at the request of Tenant after the Commencement Date, and (vi) any other improvements that are not part of the Building Standard Improvements. f. Landlord's Performance of Tenant’s Obligations. If Tenant does not perform its maintenance or restoration obligations in a timely manner, commencing the same within five (5) business days after receipt of written notice from Landlord specifying the work needed, and thereafter diligently and continuously pursuing the work until completion, then Landlord shall have the right, but not the obligation, to perform such work. In addition, Landlord shall have the right but not the obligation to perform such work at the request of Tenant. Any amounts expended by Landlord on such maintenance or restoration shall be Additional Rent to be paid by Tenant to Landlord within thirty (30) days after demand. g. Construction Liens. Tenant shall have no power to do any act or make any contract 9 that may create or be the foundation of any lien, mortgage or other encumbrance upon the reversionary or other estate of Landlord, or any interest of Landlord in the Premises. NO CONSTRUCTION LIENS OR OTHER LIENS FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED TO THE PREMISES SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE PREMISES OR THE BUILDING. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by or on behalf of Tenant. Should any lien or claim of lien be filed against the Premises or the Building by reason of any act or omission of Tenant or any of Tenant's agents, employees, contractors or representatives, then Tenant shall cause the same to be canceled and discharged of record by bond or otherwise within ten (10) days after the filing thereof. Should Tenant fail to discharge the lien within ten (10) days, then Landlord may discharge the lien. The amount paid by Landlord to discharge the lien (whether directly or by bond), plus all administrative and legal costs incurred by Landlord, shall be Additional Rent payable on demand. The remedies provided herein shall be in addition to all other remedies available to Landlord under this Lease or otherwise. h. Tenant's Equipment. Tenant will not install or operate in the Premises any electrically operated equipment or other machinery, other than standard desk top office equipment ordinarily found in first-class office buildings in Durham North Carolina, without first obtaining the prior written consent of Landlord, such consent shall not be unreasonably withheld, conditioned, or delayed. Landlord shall have the right to charge Tenant for the cost of its electricity consumption beyond Business Hours or in excess of the electrical capacity set forth in Section 1. i (exclusive of Building standard HVAC and lights) and for the cost of any additional wiring or other improvements to the Building as may be occasioned by or required solely as a result of any such excess use by Tenant. Tenant shall not use or consume water other than for drinking, lavatory and toilet purposes, or in unusual quantities (of which fact Landlord shall reasonably judge), without first obtaining the prior written consent of Landlord, such consent shall not be unreasonably withheld, conditioned, or delayed. Tenant shall not install any other equipment of any kind or nature whatsoever (including, without limitation, electric space heaters and supplementary air-conditioning units) which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air- conditioning system, or electrical system of the Demised Premises or the rest of the Building. Landlord may condition its consent to the installation or use of any equipment or machinery or to the consumption of excess utilities upon the payment by Tenant of Additional Rent in compensation for any excess consumption of utilities and for the cost of additional wiring, piping or other improvements to the Building as may be occasioned by the operation of said equipment or machinery or by said excess use of utilities. In the event of any excessive consumption of any utilities (including without limitation any consumption beyond Building Hours), Landlord shall be entitled to require that Tenant install in the Premises (at Tenant's cost and in a location approved by Landlord) meters or submeters to measure Tenant’s utility consumption for the Premises or for any specific equipment causing excess consumption, as Landlord shall require; in which case, Tenant shall maintain in good order and repair (and replace, if necessary) such meters or submeters. If separate meters are installed for measuring Tenant's use of any utilities, then charges for such utilities shall be paid directly by Tenant to the appropriate utility company. If submeters are installed for measuring Tenant's consumption of any utilities, Tenant shall pay the costs of the same to Landlord as Additional Rent, within fifteen (15) days of its receipt of a bill therefor based on such submeter readings. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration, which fact Landlord shall reasonably judge. Whenever machines or equipment generating excessive heat are used in the Premises, Landlord reserves the right to require Tenant to install supplementary air conditioning units in the Premises and any cost associated therewith shall be paid by Tenant, including any cost of installation, operation and maintenance thereof. 9. PROPERTY OF TENANT a. Property Taxes. Tenant shall pay when due all taxes levied or assessed upon Tenant's equipment, fixtures, furniture, leasehold improvements and personal property located in the Premises. b. Removal. Provided Tenant is not in default beyond any applicable cure period, Tenant may remove all fixtures and equipment which it has placed in the Premises; provided, however, Tenant must repair all damages caused by such removal. If Tenant does not remove its property from the Premises within five days after the expiration or earlier termination (for whatever cause) of this Lease, such property shall be deemed abandoned by Tenant, and 10

Landlord may dispose of the same in whatever manner Landlord may elect without any liability to Tenant. 10 SIGNS. No sign, advertisement or notice shall be inscribed, painted, affixed or displayed by Tenant on any part of the outside or the inside of the Building or within the Premises if the same is visible from outside of the Premises, and if any such sign, advertisement or notice is nevertheless exhibited by Tenant, Landlord may remove the same and Tenant shall be liable for any and all expenses (including, without limitation, attorneys' fees and all court costs) incurred by Landlord in such connection. Door and directory signage shall be provided and installed by the Landlord in accordance with building standards at Landlord's sole expense.- 11. ACCESS TO PREMISES. a. Tenant's Access. Tenant, its agents, employees, invitees, and guests, shall have access to the Premises and reasonable ingress and egress to common and public areas of the Building twenty-four hours a day, seven days a week; provided, however, Landlord by reasonable regulation may control such access for the comfort, convenience, safety and protection of all tenants in the Building, or as needed for making repairs and alterations. Tenant shall be responsible for providing access to the Premises to its agents, employees, invitees and guests after business hours and on weekends and holidays, but in no event shall Tenant’s use of and access to the Premises during non-business hours compromise the security of the Building. b. Landlord’s Access. Landlord shall have the right, at all reasonable times and upon reasonable oral notice, either itself or through its authorized agents, to enter the Premises (i) to make repairs, alterations or changes as Landlord deems necessary, (ii) to inspect the Premises, mechanical systems and electrical devices, and (iii) to show the Premises to prospective mortgagees and purchasers. Within one hundred eighty (180) days prior to the Expiration Date, Landlord shall have the right, either itself or through its authorized agents, to enter the Premises at all reasonable times to show prospective tenants. c. Emergency Access. Landlord shall have the right to enter the Premises at any time without notice in the event of an emergency. 12. TENANT’S COMPLIANCE a. Laws. Except as otherwise expressly provided in Lease Addendum Number One, Tenant, at Tenant's sole expense, shall comply with, and make any and all alterations to and within the Premises in the manner allowed under Section 9 hereof as may be necessary to effect compliance with, any and all present and future laws, ordinances, regulations, and orders of any governmental, quasi-governmental, public or other authority having jurisdiction over the Property (or any part thereof), including without limitation The Americans with Disabilities Act (collectively, the "Applicable Laws"). In addition, if Landlord makes any alteration in or to any part of the Property in order to comply with any requirement of any of the Applicable Laws and such requirement is a result of Tenant's particular business or use of the Premises, then Tenant shall reimburse Landlord upon demand for the cost thereof. b. Rules and Regulations. Tenant shall comply with the Rules and Regulations attached as Exhibit B. The Rules and Regulations may be modified from time to time by Landlord, effective as of the date delivered to Tenant or posted on the Premises, provided such rules are uniformly applicable to all tenants in the Building. Any conflict between this Lease and the Rules and Regulations shall be governed by the terms of this Lease. 13. ADA COMPLIANCE. a. Tenant's Compliance. Tenant, at Tenant’s sole expense, shall comply with all Applicable Laws which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises or alteration of the Premises to accommodate persons with special needs, including using all reasonable efforts to comply with The Americans With Disabilities Act (the "ADA”). b. Landlord's Compliance. Landlord, at Landlord’s sole expense, shall use all reasonable efforts to meet the requirements of the ADA as it applies to the Common Areas and restrooms of the Building; but Landlord shall have no responsibility for ADA compliance with respect to the Premises. Landlord shall not be required to make changes to the Common Areas or restrooms of the Building to comply with ADA standards adopted after construction of the Building unless specifically required to do so by law, and Tenant shall reimburse Landlord for 11 the cost of ADA compliance necessitated by Tenant's particular use of the Premises including, without limitation, any alterations to the Premises. c. ADA Notices. If Tenant receives any notices alleging a violation of ADA relating to any portion of the Building or Premises (including any governmental or regulatory actions or investigations regarding non-compliance with ADA), then Tenant shall notify Landlord in writing within ten (10) days of such notice and provide Landlord with copies of any such notice. 14. INSURANCE REQUIREMENTS a. Tenant’s Liability Insurance. Effective as of the earlier of: (1) the date Tenant enters or occupies the Premises; or (2) the Commencement Date, and continuing throughout the Term, Tenant shall maintain the following insurance policies: (A) commercial general liability insurance in amounts of $2,000,000 per occurrence, which shall apply on a per location basis, or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter in such amounts as Landlord may reasonably require), insuring Tenant, Landlord and Landlord's property management company against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises and (without implying any consent by Landlord to the installation thereof) the installation, operation, maintenance, repair or removal of Tenant’s equipment; (B) All Risk Property insurance covering the full value of all Alterations and improvements and betterments in the Premises, naming Landlord and Landlord's mortgagees designated by Landlord as additional loss payees as their interests may appear; (C) All Risk Property insurance covering the full value of all furniture, trade fixtures and personal property (including property of Tenant or others) in the Premises or otherwise placed in the Building or Common Areas by or on behalf of Tenant it being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any theft of or loss or damage to any uninsured or inadequately insured property; (D) contractual liability insurance sufficient to cover Tenant’s indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant’s commercial general liability insurance policy); (E) worker's compensation insurance in amounts not less than statutorily required; (F) in the event Tenant performs any alterations or repairs in, on, or to the Premises, Builder’s Risk Insurance on an All Risk basis (including collapse) on a completed value (non-reporting) form, or by endorsement including such coverage pursuant to Section 8.d hereinabove, for full replacement value covering all work incorporated in the Building and all materials and equipment in or about the Premises; and (G) such increased limits of coverages, as Landlord, or any mortgagee or lessor of Landlord, may reasonably require from time to time. Tenant's insurance shall provide primary coverage to Landlord and shall not require contribution by any insurance maintained by Landlord, when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord’s policy will be excess over Tenant’s policy. Tenant will obtain Automobile Liability insurance in the event that the Tenant possesses vehicles owned by Tenant, which insurance shall have limits no less than $2,000,000 combined single limit for property damage and bodily injury. b Tenant’s Property Insurance. Tenant shall also carry the equivalent of ISO Special Form Property Insurance on Tenant’s Property for full replacement value and with coinsurance waived. For purposes of this provision, “Tenant’s Property" shall mean Tenant’s personal property and fixtures, and any Non-Standard Improvements to the Premises. Tenant shall neither have, nor make, any claim against Landlord for any loss or damage to the Tenant’s Property, regardless of the cause of the loss or damage. c. Certificates of Insurance. Prior to taking possession of the Premises, and annually thereafter, Tenant shall deliver to Landlord certificates or other evidence of insurance satisfactory to Landlord All such policies shall be non assessable and shall contain language to the extent obtainable that: (i) any loss shall be payable notwithstanding any act or negligence of Landlord or Tenant that might otherwise result in forfeiture of the insurance, (ii) that the policies are primary and non contributing with any insurance that Landlord may carry, and (iii) that the policies cannot be canceled, non-renewed, or coverage reduced except after thirty (30) days' prior notice to Landlord. If Tenant fails to provide Landlord with such certificates or other evidence of insurance coverage, Landlord may obtain such coverage and the cost of such coverage shall be Additional Rent payable by Tenant upon demand. d Insurance Policy Requirements. Tenant’s insurance policies required by this Lease shall: (i) be issued by insurance companies licensed to do business in the state in which the 12

Premises are located with a general policyholder's ratings of at least A- and a financial rating of at least VII in the most current Best's Insurance Reports available on the Commencement Date, or if the Best's ratings are changed or discontinued, the parties shall agree to a comparable method of rating insurance companies; (ii) name Landlord as an additional insured as its interest may appear [other landlords or tenants may be added as additional insureds in a blanket policy]; (iii) provide that the insurance not be canceled, non-renewed or coverage materially reduced unless thirty (30) days advance notice is given to Landlord; (iv) be primary policies; (v) provide that any loss shall be payable notwithstanding any gross negligence of Landlord or Tenant which might result in a forfeiture thereunder of such insurance or the amount of proceeds payable; (vi) have no deductible exceeding TEN THOUSAND DOLLARS ($10,000), unless approved in writing by Landlord; and (vii) be maintained during the entire Term and any extension terms. e. Landlord's Insurance. Landlord shall keep the Building, including the improvements (but excluding Tenant’s Property), insured against damage and destruction by perils insured by the equivalent of ISO Special Form Property Insurance in the amount of the full replacement value of the Building Landlord shall also maintain General Liability insurance in amounts that Landlord reasonably deems appropriate. f. Mutual Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, Landlord hereby releases and waives unto Tenant (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, and Tenant hereby releases and waives unto Landlord (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, all rights to claim damages for any injury, loss, cost or damage to persons or to the Premises or any other casualty, as long as the amount of such injury, loss, cost or damage has been paid either to Landlord, Tenant, or any other person, firm or corporation, under the terms of any Property, General Liability, or other policy of insurance, to the extent such releases or waivers are permitted under applicable law. As respects all policies of insurance carried or maintained pursuant to this Lease and to the extent permitted under such policies, Tenant and Landlord each waive the insurance carriers' rights of subrogation. 15. INDEMNITY. Subject to the insurance requirements, releases and mutual waivers of subrogation set forth in this Lease, Tenant agrees as follows: a. Indemnity. Tenant shall indemnify and hold Landlord harmless from and against any and all third party claims, damages, losses, liabilities, lawsuits, costs and expenses (including attorneys’ fees at all tribunal levels) arising out of or related to (i) any activity, work, or other thing done, permitted or suffered by Tenant in or about the Premises or the Building, (ii) any breach or default by Tenant in the performance of any of its obligations under this Lease, or (iii) any act or neglect of Tenant, or any officer, agent, employee, contractor, servant, invitee or guest of Tenant. The foregoing indemnity shall not, however, excuse Landlord from liability to third parties resulting from the negligence of Landlord its agents and employees. Notwithstanding anything to the contrary in this paragraph, at Landlord’s election, Tenant shall provide and pay for the cost of Landlord's defense in connection with any and all claims arising within or in any way connected with the Premises until such time as it is adjudicated that such claim(s) resulted from the negligence of Landlord, its agents or employees. In the event of such adjudication, Landlord shall have a percentage responsibility with respect to any judgments against Tenant resulting from such claims as well as costs incurred by Tenant in its defense of Landlord in connection with same. Landlord's percentage of responsibility shall be equal to the percentage of its comparative negligence as determined in a final court judgment. b. Defense Obligation. If any such action is brought against Landlord, then Tenant, upon notice from Landlord, shall defend the same through counsel selected by Landlord's insurer, or other counsel acceptable to Landlord. The provisions of this Section shall survive the termination of this Lease. 16. QUIET ENJOYMENT Tenant shall have quiet enjoyment and possession of the Premises provided Tenant is not in default beyond any applicable cure period. No action of Landlord or other tenants working in other space in the Building, or in repairing or restoring the Premises, shall be deemed a breach of this covenant, nor shall such action give to Tenant any right to modify this Lease either as to term, rent payables or other obligations to be performed. 17. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE; AND ESTOPPEL CERTIFICATE. a. Subordination and Attornment. Tenant agrees to execute within ten (10) days after request to do so from Landlord or its mortgagee an agreement: 13

i. Making this Lease superior or subordinate (as required by Landlord) to the interests of the mortgagee; ii. Agreeing to attorn to the mortgagee; iii. Giving the mortgagee notice of, and a reasonable opportunity (which shall in no event be less than thirty (30) days after notice thereof is delivered to mortgagee) to cure any Landlord default and agreeing to accept such cure if effected by the mortgagee; iv. Permitting the mortgagee (or other purchaser at any foreclosure sale), and its successors and assigns, on acquiring Landlord's interest in the Premises and the Lease, to become substitute Landlord hereunder, with liability only for such Landlord obligations as accrue after Landlord's interest is so acquired; v. Agreeing to attorn to any successor Landlord; and vi. Containing such other agreements and covenants on Tenant’s part as Landlord’s mortgagee may reasonably request. b. Non-Disturbance. It shall be a condition of such subordination that Tenant receive from the holder of each such encumbrance a typical commercial lender's standard form of non- disturbance agreement whereby the holder covenants and agrees that provided Tenant is not in default of this Lease beyond the applicable cure period, subject to the terms of such non- disturbance agreement, Tenant’s right of possession of the Leased Premises will not be terminated or disturbed by the foreclosure of such encumbrance (or transfer in lieu of foreclosure) or by any subsequent transfers of the Property. c. Estoppel Certificates. Tenant agrees to execute within ten (10) business days after request, and as often as requested, estoppel certificates confirming any factual matter requested by Landlord which is true and is within Tenant's knowledge regarding this Lease, and the Premises, including but not limited to: (i) the date of occupancy, (ii) Expiration Date, (iii) the amount of Rent due and date to which Rent is paid, (iii) whether Tenant has any defense or offsets to the enforcement of this Lease or the Rent payable, (iv) any default or breach by Landlord, and (v) whether this Lease, together with any modifications or amendments, is in full force and effect. Tenant shall attach to such estoppel certificate copies of any modifications or amendments to the Lease. 18. ASSIGNMENT - SUBLEASE. a. Landlord Consent. Tenant may not assign or encumber this Lease or its interest in the Premises arising under this Lease, and may not sublet all or any part of the Premises without first obtaining the written consent of Landlord (each such action is referred to as a "Transfer”). Landlord shall not unreasonably withhold, condition, or delay its consent to any assignment or subletting of the Premises, provided that the proposed transferee in Landlord's reasonable opinion: (1) is creditworthy; (2) has a good reputation in the business community; (3) will use the Premises for the Permitted Use (thus, excluding without limitation, uses for credit processing and telemarketing) and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Project; (4) will not use the Premises, Project in a manner that would materially increase the pedestrian or vehicular traffic to the Premises, Project; (5) is not a governmental entity, or subdivision or agency thereof; and (6) is not another occupant of the Project;; otherwise, Landlord may withhold its consent in its sole discretion. Landlord will not consent to an assignment or sublease that might will result in a use that conflicts with the rights of any existing tenant. One consent shall not be the basis for any further consent. b. Definition of Assignment. For the purpose of this Section 18, the word "assignment" shall be defined and deemed to include the following: (i) if Tenant is a partnership, the withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning thirty percent (30%) or more of the partnership, or the dissolution of the partnership; (ii) if Tenant consists of more than one person, an assignment, whether voluntary, involuntary, or by operation of law, by one person to one of the other persons that is a Tenant; (iii) if Tenant is a corporation, any dissolution or reorganization of Tenant, or the sale or other transfer of a controlling percentage (hereafter defined) of capital stock of Tenant other than to an affiliate or subsidiary or the sale of fifty one percent (51%) in value of the assets of Tenant; (iv) if Tenant is a limited liability company, the change of members whose interest in the company is fifty percent (50%) or more. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty one percent (51%) of the total combined voting 14 power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors, or such lesser percentage as is required to provide actual control over the affairs of the corporation; except that, if the Tenant is a publicly traded company, public trades or sales of the Tenant's stock on a national stock exchange shall not be considered an assignment hereunder even if the aggregate of the trades of sales exceeds fifty percent (50%) of the capital stock of the company. c. Permitted Assignments/Subleases. Notwithstanding anything to the contrary contained herein provided Tenant gives Landlord fifteen (15) days prior written notice, Tenant shall be entitled to assign this Lease or sublet the Premises to an entity ("Controlled Tenant") (i) resulting from the merger of the originally named Tenant with, or acquisition (including all or substantially all of the assets or stock) by or of, another company, provided such Controlled Tenant shall have a tangible net worth not less than the tangible net worth of Tenant as of the date of this Lease; or (ii) any company that is and remains throughout the Lease Term an affiliate of Tenant. As used in the immediately preceding sentence, an affiliate is a company that controls Tenant, is controlled by Tenant or which is controlled by a company that likewise controls Tenant. In connection with any such assignment, Tenant shall cause the Controlled Tenant to execute and deliver to Landlord an agreement whereby the Controlled Tenant agrees to be bound by all the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, and whereby the Controlled Tenant agrees that the provisions of this paragraph shall be binding upon it as if it were the original Tenant hereunder. Together with its required notice to Landlord regarding the proposed transfer to a Controlled Tenant, Tenant shall provide Landlord with supporting documentation confirming to Landlord's reasonable satisfaction that the transferee is, in fact, a Controlled Tenant. Notwithstanding the foregoing, in no event shall the Tenant be released from liability for the obligations under the Lease upon a transfer to a Controlled Tenant. d. Notice to Landlord. Landlord must be given prior written notice of every assignment or subletting, and failure to do so shall be a default hereunder. e. Prohibited Assignments/Subleases. In no event shall this Lease be assignable by operation of any law, and Tenant’s rights hereunder may not become, and shall not be listed by Tenant as an asset under any bankruptcy, insolvency or reorganization proceedings. Acceptance of Rent by Landlord after any non permitted assignment or sublease shall not constitute approval thereof by Landlord. f. Limitation. Any assignment or sublease for which Landlord's consent is required shall not include the right to exercise any options to renew the Lease Term, expand the Premises, or similar options, unless specifically provided for in the consent. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant’s obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not be deemed consent to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment. g. Tenant Not Released. No assignment or sublease shall release Tenant of any of its obligations under this Lease. h. Excess Rents. If Tenant assigns this Lease or subleases all or part of the Premises at a rental rate or other consideration that exceeds the rentals paid to Landlord, then after Tenant’s reasonable costs and expenses are recouped, fifty percent (50%) of any such excess shall be paid over to Landlord by Tenant as and when received by Tenant. i. Request for Consent. If Tenant requests Landlord’s consent to a Transfer, then, at least fifteen (15) days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed pertinent documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed 15 transferee’s creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $1,000 to defray Landlord’s expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys’ fees incurred in connection with considering any request for consent to a Transfer. Landlord may, within fifteen (15) days after submission of Tenant’s written request for Landlord's consent to an assignment or subletting, terminate this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises, Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer, and Rent shall be reduced proportionately based on the remaining square footage in the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. For purposes of clarity, this means that if Landlord terminates this lease pursuant to this Section 18(i), Tenant shall have no further obligations hereunder that would first arise following the date of Termination but for such termination (and in any event Tenant will continue to be responsible for any previously accrued obligations, including obligations for reconciled operating expenses). j. Unauthorized Assignment or Sublease. Any unauthorized assignment or sublease shall constitute a default under the terms of this Lease. 19. DAMAGES TO PREMISES. a. Landlord’s Restoration Obligations. If the Building or Premises are damaged by fire or other casualty ("Casualty”), then Landlord shall repair and restore the Premises to substantially the same condition of the Premises immediately prior to such Casualty, subject to the following terms and conditions: i. The casualty must be insured under Landlord's insurance policies, and Landlord’s obligation is limited to the extent of the insurance proceeds received by Landlord. Landlord’s duty to repair and restore the Premises shall not begin until receipt of the insurance proceeds. ii. Landlord’s lender(s) must permit the insurance proceeds to be used for such repair and restoration. iii. Landlord shall have no obligation to repair and restore Tenant’s trade fixtures, decorations, signs, contents, or any Non-Standard Improvements to the Premises. b. Termination of Lease by Landlord. Landlord shall have the option of terminating the Lease as of the date of the Casualty if: (i) the Premises is rendered wholly untenantable; (ii) the Premises is damaged in whole or in part as a result of a risk which is not covered by Landlord's insurance policies; (iii) Landlord's lender does not permit a sufficient amount of the insurance proceeds to be used for restoration purposes; (iv) the Premises is damaged in whole or in part during the last two years of the Term; or (v) the Building containing the Premises is damaged (whether or not the Premises is damaged) to an extent of fifty percent (50%) or more of the fair market value thereof. If Landlord elects to terminate this Lease, then it shall give notice of the cancellation to Tenant within sixty (60) days after the date of the Casualty and Tenant's obligations hereunder shall expire effective as of the date of the Casualty. Tenant shall vacate and surrender the Premises to Landlord within thirty (30) days after receipt of the notice of termination. c. Termination of Lease by Tenant. Notwithstanding anything herein to the contrary, in the event Landlord does not complete its required restoration of the Leased Premises within two hundred twenty-five (225) days after the occurrence of the damage or destruction, Tenant shall be entitled to terminate this Lease by giving Landlord written notice of intent to terminate within ten (10) days after expiration of such two hundred twenty-five (225) day period. However, if at any time Landlord believes it will be unable to complete restoration within such two hundred twenty-five (225) day period, it shall be entitled to notify Tenant in writing of the Landlord’s estimated time frame for completion of restoration and if Tenant fails to cancel this Lease by notice of cancellation given to Landlord within 10 days following Landlord’s written notice, such two hundred twenty-five (225) day period shall automatically be extended to the last day of Landlord's estimated time frame. d. Tenant’s Restoration Obligations. Unless terminated, the Lease shall remain in full force and effect, and Tenant shall promptly repair, restore, or replace Tenant's insured trade fixtures, decorations, signs, contents, and any Non-Standard Improvements to the Premises. All 16

repair, restoration or replacement shall be at least to the same condition as existed prior to the Casualty. The proceeds of all insurance carried by Tenant on its property shall be held in trust by Tenant for the purposes of such repair, restoration, or replacement. e. Rent Abatement. If Premises is rendered wholly untenantable by the Casualty, then the Rent payable by Tenant shall be fully abated. If the Premises is only partially damaged, then Tenant shall continue the operation of Tenant's business in any part not damaged to the extent reasonably practicable from the standpoint of prudent business management, and Rent and other charges shall be abated proportionately to the portion of the Premises rendered untenantable. The abatement shall be from the date of the Casualty until the Premises have been substantially repaired and restored, or until Tenant's business operations are restored in the entire Premises, whichever shall first occur. However, if the Casualty is caused by the negligence or other wrongful conduct of Tenant or of Tenant's subtenants, licensees, contractors, or invitees, or their respective agents or employees, there shall be no abatement of Rent. f. Waiver of Claims. The abatement of the Rent and Tenant's right to terminate as set forth above is Tenant’s exclusive remedy against Landlord in the event of a Casualty. Tenant hereby waives all claims against Landlord for any compensation or damage for loss of use of the whole or any part of the Premises and/or for any inconvenience or annoyance occasioned by any Casualty and any resulting damage, destruction, repair, or restoration. 20. EMINENT DOMAIN a. Effect on Lease. If all of the Premises are taken under the power of eminent domain (or by conveyance in lieu thereof), then this Lease shall terminate as of the date possession is taken by the condemnor, and Rent shall be adjusted between Landlord and Tenant as of such date. If only a portion of the Premises is taken and Tenant can continue use of the remainder, then this Lease will not terminate, but Rent shall abate in a just and proportionate amount to the loss of use occasioned by the taking. b. Right to Condemnation Award. Landlord shall be entitled to receive and retain the entire condemnation award for the taking of the Building and Premises. Tenant shall have no right or claim against Landlord for any part of any award received by Landlord for the taking. Tenant shall have no right or claim for any alleged value of the unexpired portion of this Lease, or its leasehold estate, or for costs of removal, relocation, business interruption expense or any other damages arising out of such taking. Tenant, however, shall not be prevented from making a claim against the condemning party (but not against Landlord ) for any moving expenses, loss of profits, or taking of Tenant’s personal property (other than its leasehold estate) to which Tenant may be entitled; provided that any such award shall not reduce the amount of the award otherwise payable to Landlord for the taking of the Building and Premises. 21. ENVIRONMENTAL COMPLIANCE a. Environmental Laws. The term “ Environmental Laws” shall mean all now existing or hereafter enacted or issued statutes, laws, rules, ordinances, orders, permits and regulations of all state, federal, local and other governmental and regulatory authorities, agencies and bodies applicable to the Premises, pertaining to environmental matters or regulating, prohibiting or otherwise having to do with asbestos and all other toxic, radioactive, or hazardous wastes or materials including, but not limited to, the Federal Clean Air Act, the Federal Water Pollution Control Act, and the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as from time to time amended. b. Tenant's Responsibility. Tenant covenants and agrees that it will keep and maintain the Premises at all times in compliance with Environmental Laws. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically active or other hazardous substances, or materials on the Property. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or in compliance with the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought onto the Property any such materials or substances except to use in the ordinary course of Tenant's business, and then only after notice is given to Landlord of the identity of such substances or materials. No such notice shall be required, however, for commercially reasonable amounts of ordinary office supplies and janitorial supplies. Tenant shall execute affidavits, representations and the like, from time to time, at Landlord's request, concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. c. Tenant's Liability. Tenant shall hold Landlord free, harmless, and indemnified from 17 any penalty, fine, claim, demand, liability, cost, or charge whatsoever which Landlord shall incur, or which Landlord would otherwise incur, by reason of Tenant's failure to comply with this Section 21 including, but not limited to: (i) the cost of full remediation of any contamination to bring the Property into the same condition as prior to the Commencement Date and into full compliance with all Environmental Laws; (ii) the reasonable cost of all appropriate tests and examinations of the Premises to confirm that the Premises and any other contaminated areas have been remediated and brought into compliance with all Environmental Laws; and (iii) the reasonable fees and expenses of Landlord’s attorneys, engineers, and consultants incurred by Landlord in enforcing and confirming compliance with this Section 21. d. Limitation on Tenant's Liability. Tenant’s obligations under this Section 21 shall not apply to any condition or matter constituting a violation of any Environmental Laws: (i) which existed prior to the commencement of Tenant’s use or occupancy of the Premises; (ii) which was not caused, in whole or in part, by Tenant or Tenant's agents, employees, officers, partners, contractors or invitees; or (iii) to the extent such violation is caused by, or results from the acts or neglects of Landlord or Landlord's agents, employees, officers, partners, contractors, guests, or invitees. e. Inspections by Landlord. Landlord and its engineers, technicians, and consultants (collectively the "Auditors") may, from time to time as Landlord deems appropriate, conduct periodic tests and examinations ("Audits") of the Premises to confirm and monitor Tenant's compliance with this Section 21. Such Audits shall be conducted in such a manner as to minimize the interference with Tenant's Permitted Use; however in all cases, the Audits shall be of such nature and scope as shall be reasonably required by then existing technology to confirm Tenant's compliance with this Section 21. Tenant shall fully cooperate with Landlord and its Auditors in the conduct of such Audits. The cost of such Audits shall be paid by Landlord unless an Audit shall disclose a material failure of Tenant to comply with this Section 21, in which case, the cost of such Audit, and the cost of all subsequent Audits made during the Term and within thirty (30) days thereafter (not to exceed two (2) such Audits per calendar year), shall be paid for on demand by Tenant. f. Property. For the purposes of this Section 21, the term “Property’’ shall include the Premises, Building, all Common Areas, the real estate upon which the Building is located; all personal property (including that owned by Tenant); and the soil, ground water, and surface water of the real estate upon which the Building is located. g. Tenant's Liability After Termination of Lease. The covenants contained in this Section 21 shall survive the expiration or termination of this Lease, and shall continue for so long as Landlord and its successors and assigns may be subject to any expense, liability, charge, penalty, or obligation against which Tenant has agreed to indemnify Landlord under this Section 21. 22. DEFAULT. a. Tenant's Default. Tenant shall be in default under this Lease if Tenant: i. Fails to pay when due any Base Rent, Additional rent, or any other sum of money which Tenant is obligated to pay, as provided in this Lease; ii. Breaches any other agreement, covenant or obligation in this Lease and such breach is not remedied within fifteen (15) days after Landlord gives Tenant written notice specifying the breach, or if such breach cannot, with due diligence, be cured within fifteen (15) days, Tenant does not commence curing within fifteen (15) days and with reasonable diligence completely cure the breach within a reasonable period of time after the notice; iii. Files any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar action), either in state or federal court, or has such a petition or action filed against it which is not stayed or vacated within sixty (60) days after filing; or iv. Makes any transfer in fraud of creditors as defined in Section 548 of the United States Bankruptcy Code (11 U.S.C. 548, as amended or replaced), has a receiver appointed for its assets (and the appointment is not stayed or vacated within sixty (60) days), or makes an assignment for benefit of creditors b. Landlord’s Remedies. In the event of a Tenant default, Landlord at its option may do one or more of the following: 18

i. Terminate this Lease and recover all damages caused by Tenant's breach, including consequential damages for lost future rent; ii. Repossess the Premises, with or without terminating, and relet the Premises at such amount as Landlord deems reasonable; iii. Declare the entire remaining Base Rent and Additional Rent immediately due and payable, such amount to be discounted to its present value at a discount rate equal to the U.S. Treasury Bill or Note rate with the closest maturity to the remaining term of the Lease as selected by Landlord; iv. Bring action for recovery of all amounts due from Tenant; v. Place a subordinate lien on the personal property of Tenant that complies with the terms of that certain Consent and Waiver (Owner, Landlord or Mortagee of Real Estate) attached hereto as Exhibit D (the “Consent and Waiver”). vi. Lock the Premises and deny Tenant access thereto without obtaining any court authorization; or vii. Pursue any other remedy available in law or equity. Mitigation. Landlord shall use commercially reasonable efforts to mitigate any damages resulting from a default of the other party under this Lease. Requirements pertaining to such mitigation of damages are as follows: (1) Landlord's obligation to mitigate damages after a default by Tenant under this Lease that results in Landlord regaining possession of all or part of the Premises shall be satisfied in full if Landlord undertakes to lease the Premises to another tenant (a "Substitute Tenant") in accordance with the following criteria: (a) Landlord shall have no obligation to solicit or entertain negotiations with any other prospective tenants for the Premises until Landlord obtains full and complete possession of the Premises including, without limitation, the final and unappealable legal right to re-let the Premises free of any claim of Tenant. (b) Landlord shall not be obligated to offer the Premises to any prospective tenant when other premises in the Building suitable for that prospective tenant's use are currently available, or will be available within the next three months. (c) Landlord shall not be obligated to lease the Premises to a Substitute Tenant for a rental less than the current fair market rental then prevailing for similar office space in comparable Class “A" buildings in the Raleigh Durham office market. (d) Landlord shall not be obligated to enter into a new lease under terms and conditions that are unacceptable to Landlord under Landlord's then current leasing policies for comparable space in the Building. (e) Landlord shall not be obligated to enter into a lease with any proposed Substitute Tenant that does not have, in Landlord's reasonable opinion, sufficient financial resources. (f) Landlord shall not be required to expend any amount of money to alter, remodel, or otherwise make the Premises suitable for use by a Substitute Tenant unless: i) Tenant pays any such sum to Landlord in advance of Landlord's execution of a lease with such Substitute Tenant (which payment shall not be in lieu of any damages or other sums to which Landlord may be entitled to as a result of Tenant's default under this Lease); or ii) Landlord, in Landlord's sole discretion, determines that any such expenditure is financially justified in connection with entering into any lease with such Substitute Tenant. 19

(2) Landlord shall not be obligated to enter into a lease with any Substitute Tenant whose use would: (a) Disrupt the tenant mix or balance of the Building; (b) Violate any restriction, covenant, or requirement contained in the lease of another tenant of the Building; (c) Adversely affect the reputation of the Building; or (d) In Landlord’s reasonable opinion be incompatible with the operation of the Building as a first-class office building. c. Landlord’s Expenses; Attorneys Fees. All reasonable expenses of Landlord in repairing, restoring, or altering the Premises for reletting as general office space, together with commercially reasonable leasing fees and all other expenses in seeking and obtaining a new Tenant, shall be charged to and be a liability of Tenant. Landlord's reasonable attorneys' fees in pursuing any of the foregoing remedies, or in collecting any Rent or Additional Rent due by Tenant hereunder, shall be paid by Tenant. d. Remedies Cumulative. All rights and remedies of Landlord are cumulative, and the exercise of any one shall not be an election excluding Landlord at any other time from exercise of a different or inconsistent remedy. No exercise by Landlord of any right or remedy granted herein shall constitute or effect a termination of this Lease unless Landlord shall so elect by notice delivered to Tenant. The failure of Landlord to exercise its rights in connection with this Lease or any breach or violation of any term, or any subsequent breach of the same or any other term, covenant or condition herein contained shall not be a waiver of such term, covenant or condition or any subsequent breach of the same or any other covenant or condition herein contained. e. No Accord and Satisfaction. No acceptance by Landlord of a lesser sum than the Rent, Additional Rent and other sums then due shall be deemed to be other than on account of the earliest installment of such payments due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed as accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such installment or pursue any other remedy provided in this Lease. f. No Reinstatement. No payment of money by Tenant to Landlord after the expiration or termination of this Lease shall reinstate or extend the Term, or make ineffective any notice of termination given to Tenant prior to the payment of such money. After the service of notice or the commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums due under this Lease, and the payment thereof shall not make ineffective any notice or in any manner affect any pending suit or any judgment previously obtained. g. Summary Ejectment. Tenant agrees that in addition to all other rights and remedies Landlord may obtain an order for summary ejectment from any court of competent jurisdiction without prejudice to Landlord's rights to otherwise collect rents or breach of contract damages from Tenant. 23. MULTIPLE DEFAULTS a. Loss of Option Rights. Tenant acknowledges that any rights or options of first refusal, or to extend the Term, to expand the size of the Premises, to purchase the Premises or the Building, or other similar rights or options which have been granted to Tenant under this Lease are conditioned upon the prompt and diligent performance of the terms of this Lease by Tenant. Accordingly, should Tenant have a monetary default under this Lease on two (2) or more occasions during any twelve (12) month period, in addition to all other remedies available to Landlord, all such rights and options shall automatically, and without further action on the part of any party, expire and be of no further force and effect. b. Increased Security Deposit. Should Tenant default in the payment of Base Rent, Additional Rent, or any other sums payable by Tenant under this Lease on two (2) or more occasions during any twelve (12) month period, regardless of whether Landlord permits such default to be cured, then, in addition to all other remedies otherwise available to Landlord, 20

Tenant shall, within ten (10) days after demand by Landlord, post a Security Deposit in, or increase the existing Security Deposit to, a sum equal to three (3) months’ installments of Base Rent. The Security Deposit shall be governed by the terms of this Lease. c. Effect on Notice Rights and Cure Periods. Should Tenant default under this Lease on two (2) or more occasions during any twelve (12) month period, in addition to all other remedies available to Landlord, any notice requirements or cure periods otherwise set forth in this Lease with respect to a default by Tenant shall not apply. 24. BANKRUPTCY. a. Trustee's Rights. Landlord and Tenant understand that, notwithstanding contrary terms in this Lease, a trustee or debtor in possession under the United States Bankruptcy Code, as amended, (the "Code") may have certain rights to assume or assign this Lease. This Lease shall not be construed to give the trustee or debtor in possession any rights greater than the minimum rights granted under the Code. b. Adequate Assurance. Landlord and Tenant acknowledge that, pursuant to the Code, Landlord is entitled to adequate assurances of future performance of the provisions of this Lease. The parties agree that the term “adequate assurance” shall include at least the following: i. In order to assure Landlord that any proposed assignee will have the resources with which to pay all Rent payable pursuant to the provisions of this Lease during the bankruptcy, any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of not less than the net worth of Tenant on the Effective Date (as hereinafter defined), increased by seven percent (7%), compounded annually, for each year from the Effective Date through the date of the proposed assignment. It is understood and agreed that the financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease. ii. Any proposed assignee must have been engaged in the conduct of business for the five (5) years prior to any such proposed assignment, which business does not violate the Use provisions under Section 4 above, and such proposed assignee shall continue to engage in the Permitted Use under Section 4. It is understood that Landlord’s asset will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use. c. Assumption of Lease Obligations. Any proposed assignee of this Lease must assume and agree to be personally bound by the provisions of this Lease. 25. NOTICES. a. Addresses. All notices, demands and requests by Landlord or Tenant shall be sent to the Notice Addresses set forth in Section 1(1), or to such other address as a party may specify by duly given notice. b. Form; Delivery; Receipt. ALL NOTICES, DEMANDS AND REQUESTS WHICH MAY BE GIVEN OR WHICH ARE REQUIRED TO BE GIVEN BY EITHER PARTY TO THE OTHER MUST BE IN WRITING UNLESS OTHERWISE SPECIFIED. Notices, demands or requests shall be deemed to have been properly given for all purposes if (i) delivered against a written receipt of delivery, (ii) mailed by express, registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid, or (iii) delivered to a nationally recognized overnight courier service for next business day delivery to the receiving party's address as set forth above. Each such notice, demand or request shall be deemed to have been received upon the earlier of the actual receipt or refusal by the addressee or three (3) business days after deposit thereof at any main or branch United States post office if sent in accordance with subsection (ii) above, and the next business day after deposit thereof with the courier if sent pursuant to subsection (iii) above. c. Address Changes. The parties shall notify the other of any change in address, which notification must be at least fifteen (15) days in advance of it being effective. d. Notice by Legal Counsel. Notices may be given on behalf of any party by such party's legal counsel. 21

26. HOLDING OVER. If Tenant holds over after the Expiration Date or other termination of this Lease, such holding over shall not be a renewal of this Lease but shall create a tenancy at sufferance. Tenant shall continue to be bound by all of the terms and conditions of this Lease, except that during such tenancy at sufferance Tenant shall pay to Landlord (i) Base Rent at the rate equal to one hundred and fifty percent (150%) of that provided for as of the expiration or termination date, and (ii) any and all Operating Expenses, Real Estate Taxes and other forms of Additional Rent payable under this Lease. The increased Rent during such holding over is intended to compensate Landlord partially for losses, damages and expenses, including frustrating and delaying Landlord's ability to secure a replacement tenant. If Landlord loses a prospective tenant because Tenant fails to vacate the Premises on the Expiration Date or any termination of the Lease after notice to do so, then Tenant will be liable for such damages as Landlord can legally prove because of Tenant's wrongful failure to vacate. 27. RIGHT TO RELOCATE (Intentionally Omitted) 28. BROKER’S COMMISSIONS a. Broker. Each party represents and warrants to the other that it has not dealt with any real estate broker, finder or other person with respect to this Lease in any manner, except the Broker identified in Section 1(1). b. Landlord's Obligation. Landlord shall pay any commissions or fees that are payable to the Broker with respect to this Lease pursuant to Landlord’s separate agreement with the Broker. c. Indemnity. Each party shall indemnify and hold the other party harmless from any and all damages resulting from claims that may be asserted against the other party by any other broker, finder or other person (including, without limitation, any substitute or replacement broker claiming to have been engaged by indemnifying party in the future), claiming to have dealt with the indemnifying party in connection with this Lease or any amendment or extension hereto, or which may result in Tenant leasing other or enlarged space from Landlord. The provisions of this Section shall survive the termination of this Lease. 29. MISCELLANEOUS a. No Agency. Tenant is not, may not become, and shall never represent itself to be an agent of Landlord, and Tenant acknowledges that Landlord's title to the Building is paramount, and that it can do nothing to affect or impair Landlord's title. b. Force Majeure. The term "force majeure" means: fire, flood, extreme weather, labor disputes, strike, lock-out, riot, war, act of terrorism, government interference (including regulation, appropriation or rationing), unusual delay in governmental permitting, unusual delay in deliveries or unavailability of materials, unavoidable casualties, Act of God, or other causes beyond the Landlord's reasonable control. c. Building Standard Improvements. The term "Building Standard Improvements” shall mean the standards for normal construction of general office space within the Building as specified by Landlord, including design and construction standards, electrical load factors, materials, fixtures and finishes. d. Limitation on Damages. Notwithstanding any other provisions in this Lease, Landlord shall not be liable to Tenant for any special, consequential, incidental or punitive damages. e. Landlord's Liability. The liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building or Project shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Property; and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency. Additionally, to the extent allowed by Law, Tenant hereby waives any statutory lien it may have against Landlord or its assets, including without limitation, the Building. f. Interest. Should Tenant fail to pay any amount due to Landlord within 30 days of the date such amount is due (whether Base Rent, Additional Rent, or any other payment obligation), then the amount due shall begin accruing interest at the rate of 18% per annum, compounded 22 monthly, or the highest permissible rate under applicable usury law, whichever is less, until paid. g. Legal Costs. Should either party prevail in any legal proceedings against the other party for breach of any provision in this Lease, then the non-prevailing party shall be liable for the costs and expenses of the prevailing party, including its reasonable attorneys' fees (at all tribunal and appellate levels). h. Sale of Premises or Building. Landlord may sell the Premises or the Building without affecting the obligations of Tenant hereunder; upon the sale of the Premises or the Building, Landlord shall be relieved of all responsibility for the Premises and shall be released from any liability thereafter accruing under this Lease. i. Time of the Essence. Time is of the essence in the performance of all obligations under the terms of this Lease. j. Transfer of Security Deposit. If any Security Deposit or prepaid Rent has been paid by Tenant, Landlord may transfer the Security Deposit or prepaid Rent to Landlord's successor and upon such transfer, Landlord shall be released from any liability for return of the Security Deposit or prepaid Rent. k. Tender of Premises. The delivery of a key or other such tender of possession of the Premises to Landlord or to an employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises unless requested in writing by Landlord. I. Tenant's Financial Statements. Upon request of Landlord, Tenant agrees to furnish to Landlord copies of Tenant's most recent publicly available financial statements, audited if applicable. The financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied. . Landlord may deliver the financial statements to any prospective or existing mortgagee or purchaser of the Building. Landlord may deliver the financial statements to any prospective or existing mortgagee or purchaser of the Building, and anyone else but only on a “need to know” basis. m. Recordation. Tenant shall not record this Lease or any memorandum of this Lease. n. Partial Invalidity. The invalidity of any portion of this Lease shall not invalidate the remaining portions of the Lease. o. Binding Effect. This Lease shall be binding upon the respective parties hereto, and upon their heirs, executors, successors and assigns. p. Entire Agreement. This Lease supersedes and cancels all prior negotiations between the parties, and no changes shall be effective unless in writing signed by both parties. Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties except those expressed in this Lease, and that this Lease contains the entire agreement of the parties hereto with respect to the subject matter hereof. q. Good Standing. If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence in good standing of Tenant, and the authority of any person signing this Lease to act for the Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in the State in which the Premises are located, that the corporation has a full right and authority to enter into this Lease and that each of the persons signing on behalf of the corporation is authorized to do so. r. Terminology. The singular shall include the plural, and the masculine, feminine or neuter includes the other. s. Headings. Headings of sections are for convenience only and shall not be considered in construing the meaning of the contents of such section. t. Choice of Law. This Lease shall be interpreted and enforced in accordance with the laws of the State in which the Premises are located. u. Effective Date. The submission of this Lease to Tenant for review does not constitute a reservation of or option for the Premises, and this Lease shall become effective as a contract only upon the execution and delivery by both Landlord and Tenant. The date of execution shall be entered on the top of the first page of this Lease by Landlord, and shall be the date on which the last party signed the Lease, or as otherwise may be specifically agreed by both parties. 23

Such date, once inserted, shall be established as the final day of ratification by all parties to this Lease, and shall be the date for use throughout this Lease as the "Effective Date". 30. ANTI-TERRORISM a. Tenant represents and warrants as of the Effective Date and throughout the Term of this Lease that to its actual knowledge: (i) Tenant is and will continue to be in compliance with the Anti-Terrorism Laws (as defined below); (ii) Tenant is not, and will not be, a Prohibited Person (as defined below); (iii) Tenant does not and will not knowingly: (A) conduct any business or engage in any transaction or dealing with any Prohibited Person, or (B) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order 13224 (as defined below); and (iv) Tenant has not entered in this Lease directly or indirectly on behalf of, and first party is not otherwise acting, directly or indirectly, for or on behalf of any Prohibited Person. Tenant shall promptly notify the Landlord if it has reason to believe that any of the foregoing representations and warranties are no longer correct. b. For the purposes hereof: i. “Anti-Terrorism Laws” means any laws related to terrorism or money laundering, including Executive Order 13224 and the USA Patriot Act (as defined below), and any regulations promulgated under either of them; ii. “Executive Order 13224" means Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001; iii. “Person” means any individual, corporation, partnership, joint venture, limited liability company, association, bank, joint-stock company, trust, unincorporated organization or government, or an agency or political subdivision thereof; iv. “Prohibited Person” means (A) a Person subject to the provisions of Executive Order 13224; (B) a Person owned or controlled by, or acting for or on behalf of, an entity that is subject to the provisions of Executive Order 13224; (C) a Person with whom Tenant or Landlord are prohibited from dealing by any of the Anti-Terrorism Laws; (D) a Person that commits, threatens or conspires to commit or supports "“terrorism"” as defined in Executive Order 13224; (E) a Person or entity that is named as a "“specially designated national and blocked person"” on the most current list published by the U.S. Treasury Department's Office of Foreign Assets Control; or (F) a Person who is affiliated with a Person described in clauses (A) through (EF) above; and v. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H R. 3162, Public Law 107-56, as may be amended from time to time. c. Tenant shall defend, indemnify, and hold harmless the Landlord, its members, trustees and agents and its and their respective employees, officers, directors and members from and against any and all third party claims, damages, losses, risks, liabilities, and expenses (including reasonable attorneys’ fees and costs) arising from or related to any breach of the foregoing representations and warranties. d. Tenant acknowledges and agrees that, notwithstanding anything to the contrary in this Lease, Landlord may withhold its consent to any transfer of an interest in this Lease if the prospective transferee is a Prohibited Person. 31. MOISTURE INTRUSION It is generally understood that mold spores are present essentially everywhere and that mold can grow in most any moist location. Emphasis is properly placed on prevention of moisture and on good housekeeping and ventilation practices. Tenant acknowledges the necessity of housekeeping, ventilation, and moisture control (especially in kitchens, janitor’s closets, bathrooms, break rooms and around outside walls) for mold prevention. Tenant represents that it has inspected the Premises and certifies that it has not observed mold, mildew or moisture within the Premises. Tenant agrees to immediately notify Landlord if it observes mold/mildew and/or moisture conditions (from any source, including leaks), and allow Landlord to evaluate and make recommendations and/or take appropriate corrective action. Tenant relieves Landlord from any liability for any bodily injury or damages to property caused by or associated with moisture or the growth of or occurrence of mold or mildew on the Premises. In addition, execution of this Lease constitutes 24 acknowledgement by Tenant that control of moisture and mold prevention are integral to its Lease obligations. 32 ADDENDA AND EXHIBITS a. Lease Addendum Number One - “Work Letter” b. Lease Addendum Number Two - “Additional Rent - Operating Expense Pass Throughs” c. Lease Addendum Number Three - “Option to Renew Lease Term” d. Lease Addendum Number Four - “Expansion Rights” e. Exhibit A - Premises f. Exhibit B - Rules and Regulations g. Exhibit C - Commencement Agreement h. Exhibit D - Lender Agreement [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY SIGNATURE BLOCKS ON NEXT PAGE] 25

IN WITNESS WHEREOF, Landlord and Tenant have executed this lease in four originals, all as of the day and year first above written WITNESSES: Name Printed Name Printed LANDLORD: JAMES CAMPBELL COMPANY LLC Dorine Holsey Streeter, Executive Vice President, Real Estate Investment Management Dated: s. 11/28/2011 26 WITNESSES: Name Printed BY : s. Douglass C. Morris Douglas C. Morris, Vice President, RegionaLManager Dated: s. 11/28/2011 TENANT: TRANZYME, INC. By: (SEAL) Name: Title: £& Dated:

LEASE ADDENDUM NUMBER ONE WORK LETTER Except as expressly provided in this Lease Addendum Number One, Tenant accepts the Premises in its as-is condition and acknowledges that Landlord has no obligation to improve or renovate the Premises or contribute to the costs thereof. Notwithstanding the foregoing, Landlord agrees that it will provide the following work using Building standard materials: (i) touch-up paint as needed; and (ii) replacement of any broken ceiling tiles. Additionally Landlord will steam clean the carpet throughout the Premises. Additionally, Landlord agrees that it will open up the area adjacent to the stairwell as shown on Exhibit A in order to allow for access to the exist shown on Exhibit A as required by the local government fire department having jurisdiction over the Premises and replace the exterior door of the storage room as shown in Exhibit A with a building standard wall.. 1

LEASE ADDENDUM NUMBER TWO Additional Rent - Operating Expense and Real Estate Pass Throughs (a) For each calendar year or any portion thereof occurring during the Term ("Operating Expenses Year”), Tenant shall pay to Landlord, as Additional Rent, an amount ('Tenant's Expense Increase Share") determined as follows: the Real Estate Taxes (as hereinafter defined) and Operating Expenses (as hereinafter defined) of the Building for an Operating Expenses Year that are in excess of Operating Expenses and Real Estate Taxes for the Base Year (defined as calendar year 2012) shall be totaled. That sum shall be divided by the rentable square feet of the Building which is stipulated and agreed to be 95,766 square feet. The result shall be multiplied by the rentable area of the Premises, and that product shall in turn be multiplied by a fraction, the numerator of which shall be the number of days of such Operating Expenses Year and the denominator of which shall be 365. The product so determined shall be the dollar amount of Tenant's Expense Increase Share for such Operating Expenses Year. Tenant’s Expense Increase Share of Operating Expenses shall not be in excess of the Cap. For purposes of the preceding sentence: "Cap" for the calendar year in which the Commencement Date occurs shall be actual Operating Expenses for that calendar year; "Cap" for the next calendar year shall be One Hundred and Four Percent (104%) of controllable Operating Expenses incurred during the prior calendar year, and for each succeeding calendar year, the "Cap" shall be One Hundred and Four Percent (104%) of the Cap for the preceding calendar year; and "controllable Operating Expense" means all Operating Expenses other than taxes, insurance, utilities, snow/ice removal, security or unforeseen expenses caused by an event of force majeure or any reasonable expenses incurred due to changes in governmental code or applicable ordinances or laws after the Expansion Term Commencement Date, or expenses of a periodic but non-annual nature, such as parking lot sealcoating and striping. Any sums which were excluded from Tenant's Proportionate Share of Operating Expenses because they exceeded the Cap in any year may be carried over to the following years during the term of the Lease, provided, however, that in no event shall Tenant’s Proportionate Share of Operating Expenses for any year exceed the Cap for that year. (b) "Real Estate Taxes" are hereby defined as any and all taxes, fees, charges and assessments (including without limitation, any payments to a business improvement district or similar entity and any payments "in lieu of taxes, such as that portion of any ground rent payments made by Landlord that represent the pass-through of real estate taxes from any ground lessor to Landlord) allocable to the Building, general and special, ordinary and extraordinary, foreseen or unforeseen, assessed, levied, or imposed upon the Building and the Land by any governmental, quasi-governmental, public or other authority having jurisdiction over the Building and the Land. Except for the taxes, fees, charges and assessments described in the next succeeding sentence, Real Estate Taxes shall not include any federal or state income tax. If at any time during the Term there shall be imposed by any governmental, quasi- governmental, public or other authority having jurisdiction a gross receipts tax or other tax, fee, charge and/or assessment of any kind or nature upon, against or with respect to the Base Rent and/or Additional Rent payable hereunder or otherwise received from the Building, either in substitution of all or any part of the taxes, fees, charges and assessments levied or assessed against the Property, or in addition thereto, the entire amount of such gross receipts tax or other tax, fee, charge or assessment payable on account of the Base Rent and/or Additional Rent (as determined by Landlord) shall be paid promptly by Tenant whether such gross receipts tax or other tax, fee, charge or assessment is imposed nominally on Landlord or Tenant, such payment to be made either directly to the appropriate government, quasi-governmental, public or other authority (if such is required by such authority) or indirectly, by payment as Additional Rent to Landlord, which shall in turn be required to promptly pay over amounts received by it pursuant to the foregoing provisions to such authority. Real Estate Taxes also includes Landlord's reasonable costs and expenses in evaluating whether to challenge or contest Real Estate Taxes as well as its reasonable costs and expenses in connection with the actual challenge or contest. (c) "Operating Expenses" are hereby defined as actual costs (except as grossed up as provided in Section (f) below) allocable to the Building, including, without limitation, the cost of: heating; cooling; utilities; insurance; janitorial and cleaning service; lobby host, if any is provided by Landlord; security services, if any are provided by Landlord; salaries, wages and other personnel costs of engineers, superintendents, watchmen and other Building employees, and other employees of Landlord and the employees of Landlord's agents and contractors allocable to Building or Property-related matters (provided, however, to the extent that employees of Landlord or employees of Landlord's agents are not assigned exclusively to the Building or the Property, then Operating Expenses shall include only the portion of their salaries, 1 wages and other personnel costs that Landlord allocates to the Building or the Property); charges under all maintenance, repair and service contracts, including, without limitation, for chillers, boilers, controls and/or elevators, security systems, exterior window cleaning, landscaping, common areas, public areas, lobbies, and Building and Land maintenance; all maintenance and repair expenses including, without limitation, the cost of all warranties included in contracts for the provision of materials or services to the Building to the extent the cost of such warranty is separately stated in such contract; the cost of enforcing warranties; the cost of supplies which are deducted (and not capitalized) for federal income tax purposes; management fees; accounting costs and fees; expenses incurred for attorneys or other third parties to appeal real estate tax assessments, including without limitation the expenses incurred to review the feasibility thereof; the cost of cleaning, repairing, maintaining and operating any Common Facilities; and all other costs and expenses incurred by Landlord in connection with the operation, servicing, maintenance and repair of the Building and the Land, including, without limitation, annual amounts amortizing the following items ("Permitted Capital Expenditures"): (i) cost of furniture, fixtures, energy-saving and other equipment owned by Landlord and used in connection with the Building or the Land (including, without limitation, equipment used to maintain other equipment and all tools) and (ii) capital expenditures incurred either to reduce Operating Expenses or to comply with any law, order or regulation of any governmental, quasi- governmental, public or other authority. Operating Expenses shall not include (i) depreciation of the Building (except as otherwise provided herein), (ii) payments of principal and interest on any mortgages, deeds of trust or other encumbrances upon the Building; (iii) the cost of painting, decorating or renovating a specific tenant's space (specifically excluding base building improvements and systems and the common areas of the Property), unless such items are similarly provided to, or benefit generally, other tenants in the Building; (iv) the cost of any repair, restoration, replacement or other item, to the extent Landlord is actually reimbursed therefor by insurance, warranties or condemnation proceeds; (v) leasing commissions, attorneys' fees and advertising costs incurred by Landlord to lease space in the Building to tenants or prospective tenants of the Building; and (vi) rental payments made under any ground lease, except with respect to any portion thereof relating to the pass-through of any operating costs or real estate taxes incurred by the ground lessor. Operating Expenses shall also include a portion of the costs and expenses attributable to the overall complex in which the Building is located as reasonably allocated by Landlord to the Building. (d) At any time or times prior to or during an Operating Expenses Year, Landlord may submit to Tenant a statement of Landlord's estimates of Tenant's Expense Increase Share for such Operating Expenses Year. If such estimate is submitted prior to an Operating Expenses Year, Tenant shall pay to Landlord one-twelfth (1/12) of the amount so estimated on the first day of each month in advance, commencing on the first day of the Operating Expenses Year. In the event such estimate is submitted during an Operating Expenses Year, Tenant shall continue paying the previous Operating Expenses Year's Tenant's Expense Increase Share until such estimate is submitted. Within thirty (30) days after such statement is submitted to Tenant, Tenant shall (i) make a lump sum payment to Landlord equal to one-twelfth (1/12) of the difference between Tenant's Expense Increase Share for the current Operating Expenses Year and Tenant's Expense Increase Share for the previous Operating Expenses Year, multiplied by the number of months in such current Operating Expenses Year that will have elapsed prior to the first monthly payment required by clause (ii) hereof, and (ii) begin paying to Landlord, as Additional Rent, due and payable on the first day each month, an amount equal to one-twelfth (1/12) of Tenant’s Expense Increase Share. After the expiration of each Operating Expenses Year and the preparation of the annual statement of Real Estate Taxes and Operating Expenses for such Operating Expenses Year, Landlord shall submit to Tenant a statement showing the determination of Tenant's Expense Increase Share. If such statement shows that the total of Tenant's monthly payments pursuant to this Section 4(d) exceed Tenant's Expense Increase Share, then Landlord will refund such overpayment with the notice; provided, however, that no such refund shall be made if Tenant is currently in default under any provision of this Lease. This obligation shall survive termination of the Lease and any such overpayment may be used to cure any current default. If such statement shows that Tenant's Expense Increase Share exceeded the aggregate of Tenant's monthly payments pursuant to this Section 4(d) for the preceding Operating Expenses Year, then Tenant shall, within thirty (30) days after receiving the statement, pay such deficiency to Landlord. Monthly estimated payments of Tenant's Expense Increase Share for a partial Operating Expenses Year shall be made on the same basis as set forth above. In the event of any dispute as to any Operating Expenses due under this Exhibit, during a period of sixty (60) days following Tenant’s receipt of the annual statement of Operating Expenses, Tenant shall be entitled to have a certified public accountant review and audit Landlord's books and records relating Operating Expenses for the period covered by the annual statement. Prior to having access to Landlord’s books and records, Tenant’s accountant shall certify in writing to Landlord that (i) it is not being paid on a contingent basis and (ii) it shall keep 2 information gained through such audit confidential other than disclosure of same to Tenant. All information obtained through Tenant's review and audit shall be held in strict confidence and shall not be revealed to anyone except in connection with litigation or other formal dispute resolution between Landlord and Tenant regarding the disputed amount or as otherwise required by law. The obligations in this paragraph shall survive termination of this Lease. (e) If Real Estate Taxes paid by Landlord for an Operating Expenses Year, or any part thereof, for which Tenant has paid Tenant's Expense Increase Share, are refunded to Landlord as a result of a final determination of such Real Estate Taxes, then, provided Tenant is not then in default under this Lease, Tenant shall be entitled to a refund of Tenant’s Expense Increase Share in an amount equal to Tenant's share of such refund (net of expenses incurred to obtain the refund). Landlord shall notify Tenant of the amount of any refund due Tenant, and shall pay the same over to Tenant within thirty (30) days after its receipt of such refund. Landlord shall make reasonable efforts to locate Tenant if Real Estate Taxes accruing during the Term are refunded after the Term has ended. If Landlord is, despite such effort, unable to locate Tenant, then Landlord shall be entitled to retain the refund for its own use. (f) If for any period during the Term less than ninety-five percent (95%) of the rentable area of the Building is occupied by tenants, then, in calculating Operating Expenses for such period, Landlord shall increase those components of Operating Expenses that Landlord reasonably determined to vary based on occupancy of the Building. In addition, if for any period during the Term any part of the Building is leased to a tenant who, in accordance with the terms of its lease, provides its own cleaning services and/or any other services otherwise included in Operating Expenses, then Operating Expenses for such period shall be increased by the additional costs for cleaning and/or such other applicable expenses that Landlord reasonably estimates would have been incurred by Landlord if Landlord had furnished and paid for cleaning and/or such other services for the space occupied by such tenant. 3

ADDENDUM NUMBER THREE OPTION TO RENEW LEASE TERM If Tenant has not committed an Event of Default at any time during the Term, and Tenant is occupying the entire Premises at the time of such election, Tenant may renew this Lease for one (1) additional period of one (1) year, by delivering written notice of the exercise thereof to Landlord not earlier than twelve (12) months nor later than nine (9) months before the expiration of the Term. The Base Rent payable for each month during such extended Term shall be the prevailing rental rate (the Prevailing Rental Rate"), at the commencement of such extended Term, for renewals of space in a building of similar age, quality, size, utility and general location, with the length of the extended Term and the credit standing of Tenant to be taken into account. Within thirty (30) days after receipt of Tenant’s notice to renew, Landlord shall deliver to Tenant written notice of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Base Rent, if any, and the other terms and conditions offered. Tenant shall, within ten (10) business days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord’s determination of the Prevailing Rental Rate, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows: (a) Base Rent shall be adjusted to the Prevailing Rental Rate; (b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing; (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements; and Notwithstanding anything herein to the contrary, if Tenant rejects Landlord's determination of the Prevailing Rental Rate, Tenant shall have ten (10) business days to provide its interpretation of the Prevailing Rental Rate. The Landlord, in its sole discretion, can accept or reject the Tenant’s determination of the Prevailing Rental Rate in which case Tenant's rights under this Exhibit shall terminate and Tenant shall have no right to renew this Lease. Landlord shall endeavor to provide written notice of its acceptance or rejection to Tenant within five (5) business days of receipt of Tenant’s determination; provided, however, termination of Tenant’s rights under this Addendum will not be affected by Landlord’s inadvertent failure to provide such notice. Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant’s right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant’s exercise thereof, or (4) Landlord determines, in its sole but reasonable discretion, that Tenant’s financial condition or creditworthiness has materially deteriorated since the date of this Lease. 1

ADDENDUM NUMBER FOUR RIGHT OF FIRST OFFER A. As used in this paragraph, the "Negotiation Space" refers to Suite 310 of the Building depicted in Schedule 1 attached to this Addendum Number Four, if and when it is available for leasing and is not then subject to any then existing rights of Building occupants. Provided Tenant is not then in default hereunder beyond any applicable cure period and as long as Tenant has not defaulted in the payment of Rent more than three (3) times during the Lease Term, upon receipt of a bona fide offer from a third party tenant for the Negotiation Space or contemporaneous with a bona fide offer that Landlord proposes to give to a third party (in either case, such bona fide offer is referred to as the “Proposal”), Landlord shall give Tenant notice ("Landlord's Notice") that the Negotiation Space has a bona fide offer upon it, the terms of such offer, and provide Tenant with the option to lease such space before the offer is accepted. If Tenant fails to notify Landlord within 3 business days from the date of Landlord's Notice that Tenant wishes to lease the Negotiation Space, Tenant shall have waived any and all rights it may have under this paragraph with respect to the Negotiation Space. If Tenant notifies Landlord within such 3 business day period that it accepts the Proposal, Tenant shall be deemed to have leased such Negotiation Space on the same terms and conditions of this Lease, and the Premises shall be deemed to include the Negotiation Space, except as follows: (1) any conflict between the Proposal and this Lease with regard to Rent, Term length and other economic terms in connection with such Negotiation Space shall be resolved in favor of the Proposal except as modified by this paragraph; (2) the Lease Expiration Date only with respect to the Negotiation Space shall be as contemplated by the Proposal notwithstanding the Lease Expiration Date of the Premises as originally set forth in the Lease; (3) Tenant's obligation to pay Rent with respect to the Negotiation Space shall commence as and when contemplated by the Proposal; (4) Tenant's Expense Increase Share shall be ratably increased based on the Gross Rentable Area of such Negotiation Space; (5) Tenant shall accept the Negotiation Space in its "as-is" condition unless otherwise set forth in the Proposal; and (6) if the Proposal contemplates that Landlord will improve the Negotiation Space, the rights and obligations of Landlord and Tenant with respect to leasehold improvements that Tenant shall construct in such Negotiation Space shall be in accordance with such work letter agreement as Landlord would prepare in connection with the Proposal. B. The parties shall execute an amendment to this Lease that evidences the terms and conditions of Tenant's lease of the Negotiation Space as provided herein. 1

STE 330 LEASED STE 320 4096 USF 4670 RSF STE 310 2086 USF 2378 RSF STE 350 3009 USF 3430 RSF STE 300 7128 USF 8126 RSF SCHEDULE 1 TO ADDENDUM NUMBER FOUR

Exhibit A PREMISES STE CENTRAL PARK WEST-3RD FLOOR(8126 RSF) 11.09.11

EXHIBIT B RULES AND REGULATIONS 1. Access to Building. On Saturdays, Sundays, legal holidays and weekdays between the hours of 6:00 P.M. and 8:00 A.M., access to the Building and/or to the halls, corridors, elevators or stairways in the Building may be restricted and access shall be gained by use of a key or electronic card to the outside doors of the Buildings. Landlord may from time to time establish security controls for the purpose of regulating access to the Building. Tenant shall be responsible for providing access to the Premises for its agents, employees, invitees and guests at times access is restricted, and shall comply with all such security regulations so established. 2. Protecting Premises. The last member of Tenant to leave the Premises shall close and securely lock all doors or other means of entry to the Premises and shut off all lights and equipment in the Premises. 3. Building Directories. The directories for the Building in the form selected by Landlord shall be used exclusively for the display of the name and location of tenants. Any additional names and/or name change requested by Tenant to be displayed in the directories must be approved by Landlord and, if approved, will be provided at the sole expense of Tenant. 4. Large Articles. Furniture, freight and other large or heavy articles may be brought into the Building only at times and in the manner designated by Landlord and always at Tenant's sole responsibility. All damage done to the Building, its furnishings, fixtures or equipment by moving or maintaining such furniture, freight or articles shall be repaired at Tenant’s expense. 5. Signs. Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Building, or on any part of the inside of the Premises which can be seen from the outside of the Premises, including windows and doors, without the written consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as shall be first approved by Landlord in writing. Landlord, without notice to Tenant, reserves the right to remove, at Tenant's expense, all matters other than that provided for above. 6. Compliance with Laws. Tenant shall comply with all applicable laws, ordinances, governmental orders or regulations and applicable orders or directions from any public office or body having jurisdiction, whether now existing or hereinafter enacted with respect to the Premises and the use or occupancy thereof. Tenant shall not make or permit any use of the Premises which directly or indirectly is forbidden by law, ordinance, governmental regulations or order or direction of applicable public authority, which may be dangerous to persons or property or which may constitute a nuisance to other tenants. 7. (Deleted). 8. Defacing Premises and Overloading. Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window that may be unsightly from outside the Premises. Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls; blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices shall not be placed in or about the outside windows in the Premises except to the extent that the character, shape, color, material and make thereof is approved by Landlord. Tenant shall not do any painting or decorating in the Premises or install any floor coverings in the Premises or make, paint, cut or drill into, or in any way deface any part of the Premises or Building without in each instance obtaining the prior written consent of Landlord. Tenant shall not overload any floor or part thereof in the Premises, or any facility in the Building or any public corridors or elevators therein by bringing in or removing any large or heavy articles and Landlord may direct and control the location of safes, files, and all other heavy articles and, if considered necessary by Landlord may require Tenant at its expense to supply whatever supplementary supports necessary to properly distribute the weight. 9. Obstruction of Public Areas. Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything in, or obstruct in any way, any sidewalk, court, hall, passageway, entrance, or shipping area. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Building employees) that are at any time being taken from the Premises directly to the areas designated for disposal. All courts, passageways, entrances, exits, elevators, escalators, stairways, corridors, halls and roofs are not for the use of the general public and Landlord shall in all cases 1 retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals within the normal course of Tenant's business so long as such persons are not engaged in illegal activities. 10. Additional Locks. Tenant shall not attach, or permit to be attached, additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. Upon termination of this Lease or of Tenant's possession, Tenant shall immediately surrender all keys to the Premises. 11. Communications or Utility Connections. If Tenant desires signal, alarm or other utility or similar senvice connections installed or changed, then Tenant shall not install or change the same without the approval of Landlord, and then only under direction of Landlord and at Tenant's expense. Tenant shall not install in the Premises any equipment which requires a greater than normal amount of electrical current for the permitted use without the advance written consent of Landlord. Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants in the Building, and Tenant shall not in any event connect a greater load than that which is safe. 12. Office of the Building. Service requirements of Tenant will be attended to only upon application to the Building manager. Employees of Landlord shall not perform, and Tenant shall not engage them to do any work outside of their duties unless specifically authorized by Landlord. 13. Restrooms. The restrooms, toilets, urinals, vanities and the other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant whom, or whose employees or invitees, shall have caused it. 14. Intoxication. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated, or under the influence of liquor or drugs, or who in any way violates any of the Rules and Regulations of the Building. 15. Nuisances and Certain Other Prohibited Uses. Tenant shall not (a) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning apparatus in or about the Premises; (b) engage in any mechanical business, or in any service in or about the Premises or Building, except those ordinarily embraced within the Permitted Use as specified in Section 3 of the Lease; (c) use the Premises for housing, lodging, or sleeping purposes; (d) prepare or warm food in the Premises or permit food to be brought into the Premises for consumption therein (heating coffee and individual lunches of employees and clients, customers and agents of Tenant excepted) except by express permission of Landlord; (e) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises, or place a musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises; (f) use any power source for the operation of any equipment or device other than dry cell batteries or electricity; (g) operate any electrical device from which may emanate waves that could interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere; (h) bring or permit to be in the Building any bicycle, other vehicle, dog (except in the company of a blind person), other animal or bird; (i) make or permit any objectionable noise or odor to emanate from the Premises; (j) disturb, harass, solicit or canvass any occupant of the Building; (k) do anything in or about the Premises which is a nuisance or injures the reputation of the Building; (i) allow any firearms in the Building or the Premises except as approved by Landlord in writing. 16. Solicitation. Tenant shall not canvass other tenants in the Building to solicit business or contributions and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's Permitted Use as specified in Section 3 of the Lease. 17. Energy Conservation. Tenant shall not waste electricity, water, heat or air conditioning and agrees to cooperate fully with Landlord to insure the most effective operation of the Building's heating and air conditioning, and shall not allow the adjustment (except by Landlord's authorized Building personnel) of any controls. 2

18. Building Security. At all times other than normal business hours the exterior Building doors and suite entry door(s) must be kept locked to assist in security. Problems in Building and suite security should be directed to the Building manager. 19. Parking. Parking is in designated parking areas only. There shall be no vehicles in "no parking" zones or at curbs. Handicapped spaces are for handicapped persons only and the Police Department will ticket unauthorized (unidentified) cars in handicapped spaces. Landlord reserves the right to remove vehicles that do not comply with the Lease or these Rules and Regulations and Tenant shall indemnify and hold harmless Landlord from its reasonable exercise of these rights with respect to the vehicles of Tenant and its employees, agents and invitees. 20. Janitorial Service. The janitorial staff will remove all trash from trashcans. Any container or boxes left in hallways or apparently discarded unless clearly and conspicuously labeled DO NOT REMOVE may be removed without liability to Tenant. Any large volume of trash resulting from delivery of furniture, equipment, etc., should be removed by the delivery company, Tenant, or Landlord at Tenant's expense. Janitorial service will be provided after hours five (5) days a week. All requests for trash removal other than normal janitorial services should be directed to the Building manager. 21. Construction. Tenant shall make no structural or interior alterations of the Premises. All structural and nonstructural alterations and modifications to the Premises shall be coordinated through Landlord as outlined in the Lease. Completed construction drawings of the requested changes are to be submitted to Landlord or its designated agent for pricing and construction supervision. 22. Visible Areas. If any of the Premises is visible from the building lobby or other Common Areas of the Building, that portion of the Premises shall be used, furnished, decorated and maintained in a manner in keeping with a Class A office building. Building standard finishes shall be used for wall and floor covering. It shall be unacceptable to use said portion for break rooms, kitchens, file rooms, copy rooms, storage, or other non-office or reception uses as Landlord may determine at its sole discretion. If, in the sole opinion of Landlord or Landlord’s agent, that portion of the Premises visible from the lobby or other Common Areas of the Building does not conform with this provision or is less than Class “A" in appearance, Landlord shall notify Tenant and Tenant shall make any of Landlord's required changes within fifteen (15) days of receipt of Landlord's notice. Tenant signage installed in or on any portion of the Premises which is visible from the building lobby or other Common Areas of the Building are subject to Landlord’s prior written approval, which approval may be withheld at Landlord’s sole discretion. 3

EXHIBIT C COMMENCEMENT AGREEMENT This COMMENCEMENT AGREEMENT (the “First Amendment”), made and entered into as of this day of , 20 , by and between , a , with its principal office at (“Landlord") and , a Corporation, with its principal office (“Tenant"); at WITNESSETH: WHEREAS, Tenant and Landlord entered into that certain Lease Agreement dated (the “Lease”), for space designated as Suite , comprising approximately rentable square feet, in the Building, located at County of City of , State of ; and WHEREAS, the parties desire to establish the Commencement Date and Expiration Date as set forth below, NOW, THEREFORE, in consideration of the mutual and reciprocal promises herein contained, Tenant and Landlord hereby agree that said Lease hereinafter described be, and the same is hereby modified in the following particulars: 1. The term of the Lease by and between Landlord and Tenant actually commenced on (the “Commencement Date"). The initial term of said Lease shall terminate on (the “Expiration Date"). Section 2, entitled “Term", and all references to the Commencement Date and Termination Date in the Lease are hereby amended. 2. Except as modified and amended by this First Amendment, the Lease shall remain in full force and effect. IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed, as of the day and year first above written. Tenant: a corporation By: Name: Title: Date: Attest: Landlord: .Secretary Corporate Seal: By: Vice President Date: Attest: .Secretary #10593440 v2 Corporate Seal: 1

EXHIBIT D CONSENT AND WAIVER (OWNER, LANDLORD OR MORTGAGEE OF REAL ESTATE) Gentlemen/Ladies: Oxford Finance Corporation and Compass Horizon Funding Company LLC, each together with its successors and assigns, if any, (each a “Secured Party” and together, the “Secured Parties") has entered into, or is about to enter into, a security agreement, chattel mortgage or similar agreement ("Security Agreement”) with Tranzyme, Inc. and Tranzyme Pharma Inc. (each a "Debtor" and together, the “Debtors”), pursuant to which the Debtors have granted, or will grant, to Secured Parties a security interest in or a hypothec on certain Collateral. Some or all of the Collateral is, or will be, located at certain premises known as a portion of Suite 300 (“Premises”) in the office building commonly known as Central Park West located at 5001 South Miami Boulevard, Durham, North Carolina 27703. For the purposes of this Waiver, “Collateral” shall mean all personal (moveable) property and fixtures of the Debtors, including, but not limited to all of the receivables, payments, accounts, contract rights, instruments, documents, chattel paper (including tangible and electronic chattel paper), payment intangibles, commercial tort claims, health-care-insurance receivables, instruments, investment property, supporting obligations and general intangibles now owned or hereafter acquired by the Debtors and all goods, equipment, general intangibles and property of the Debtors described below which is now owned or hereafter acquired by the Debtors, wherever located; all deposit accounts (including all signature cards, account agreements and other documents relating to deposit accounts) and other obligations or indebtedness owed to the Debtors from whatever source arising; letter of credit rights; all rights of the Debtors to receive any payment in money or kind; all inventory; all equipment; all of the Debtors’ rights as an unpaid seller, including stoppage in transit, detinue and reclamation; all guarantees, or other agreements or property securing or relating to any of the items referred to above, or acquired for the purpose of securing and enforcing any of such items, all books of account and documents related thereto; all customer lists and other documents containing the names, addresses and other information regarding the Debtors’ customers, subscribers or those to whom the Debtors provide any services; computer tapes, programs, discs and other material, media or documents relating to the recording, billing or analyzing of any of the above; all computers, word processors, printers, switches, interfaces, source codes, mask works, software, web servers, website service contracts, internet connection contract or line lease, website hosting service contract, website license agreements, back-up copies of website content, contracts with website advertisers, scripts, codes or Active-X controls, technology escrow agreements, website content development agreements, all rights, of whatever form, in and to domain names, instructional material, and connectors and all parts, accessories, additions, substitutions, or options together with all property or equipment used in connection with any of the above or which are used to operate or cause to operate any features, special applications, format controls, options or software of any or all of the above-mentioned items; whether now owned or existing or hereafter acquired; contractual rights, literary rights, all amounts received as an award in or settlement of a suit in damages, proceeds of loans, interests in joint ventures or general or limited partnerships, the sale by the Debtors of any of the foregoing and all proceeds (cash and non-cash) of the foregoing; proceeds of property received wholly or partly in trade or exchange for the Collateral and all rents, revenues, issues, profits and proceeds in any form, including cash, insurance proceeds, distributions on stock, negotiable instruments and other evidences of indebtedness, chattel paper, security agreements and other documents arising from the sale, lease, license, encumbrance, collection of, or any other temporary or permanent disposition of the Collateral or any interest therein. Notwithstanding the foregoing, (i) the undersigned reserves its rights (as set forth in the Lease) to approve any assignee or transferee of Tranzyme, Inc.'s interest in the office lease for the Premises (“Lease”) and (ii) the Collateral shall not be deemed to include any intellectual property or rights therein. You acknowledge and agree that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of Revised Article 9 of the Uniform Commercial Code (1999 Official Text), the foregoing collateral description covers substantially all assets of the Debtors (excluding their intellectual property and rights therein). By your signature below, you hereby agree (and we shall rely on your agreement) that: (i) the Collateral is, and shall remain, Collateral regardless of the method by which it may be, or become, affixed to the Premises; (ii) your interest in the Collateral and any proceeds thereof (including, without limitation, proceeds of any insurance therefore) shall be, and remain, subject and subordinate to the interests and ranking of Secured Parties; (iii) Secured Parties, and its respective employees and agents, shall have the right upon any default by the Debtors under the Security Agreement, to enter into the Premises and to remove the Collateral from the Premises None of the Collateral will be deemed fixtures, and the Secured Parties may enter the Premises to remove the Collateral, or any part thereof, at any time and from time to time in the exercise of its rights under the Security Agreement, provided, however, Secured Parties shall provide reasonable advance notice to Landlord prior to entering the Premises in the exercise of their rights hereunder. Each Secured Party agrees to reimburse you for any damages actually caused to the Premises by such Secured Party, or its employees or agents, during any such removal. Landlord waives any right of distraint or execution against the Collateral or any claim to the Collateral during the effectiveness of the Security Agreement. These agreements shall be binding upon, and shall inure to the benefit of, any successors and assigns of the parties hereto. We appreciate your co-operation in this matter of mutual interest. OXFORD FINANCE CORPORATION By: Name: Title: COMPASS HORIZON FUNDING COMPANY LLC By: Name: Title. AGREED TO AND ACCEPTED BY: 2

Company: JAMES CAMPBELL COMPANY LLC Indicate Interest in the Premises: By: Name: Title: Date: Mailing Address: with a copy to: Owner: Mortgagee: Landlord: Realty Manager: James Campbell Company 425 California Street, Suite 1000 San Francisco, California 94104 Attn: Executive Vice President, Real Estate Investment Management James Campbell Company c/o Grubb & ElIis|Thomas Linderman Graham 1511 Sunday Drive, Suite 200 Raleigh, North Carolina 27607 3